UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 31, 2003
               Date of earliest event reported: December 30, 2003



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              17th Floor
         St. Louis, Missouri                                    63105
(Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code: (314) 863-7422

Item 5.           Other Events and Regulation FD Disclosure.

     RehabCare Group, Inc. ("RehabCare") announced that it had entered into a Stock Purchase and Sale Agreement dated December 30, 2003 with InteliStaf Holdings, Inc. ("InteliStaf") pursuant to which InteliStaf would acquire all of the outstanding common stock of StarMed Health Personnel, Inc., a wholly owned subsidiary of RehabCare, in exchange for approximately 25% of the common stock of InteliStaf on a fully diluted basis. In connection with the transaction, certain assets used in the staffing business but held by RehabCare or its subsidiaries other than StarMed Health Personnel, Inc. will be transferred to StarMed Health Personnel, Inc. prior to closing.

     A copy of the Stock Purchase and Sale Agreement (without annexes or schedules) is attached hereto as Exhibit 2.


Item 7.           Financial Statements and Exhibits.

            (c) Exhibits. See Exhibit Index.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 31, 2003

                                       REHABCARE GROUP, INC.



                                    By: /s/ Vincent L. Germanese
                                       -----------------------------------------
                                       Vincent L. Germanese,
                                       Senior Vice  President,  Chief  Financial
                                        and Secretary

                                  EXHIBIT INDEX

  Exhibit No.   Description

      2 Stock Purchase and Sale Agreement dated December 30, 2003 by and among InteliStaf Holdings, Inc., RehabCare Group, Inc., StarMed Health Personnel, Inc. and StarMed Management, Inc.

                                                                       Exhibit 2

                                                                 EXECUTION COPY

                        STOCK PURCHASE AND SALE AGREEMENT

                                  By and Among

                            INTELISTAF HOLDINGS, INC.

                              REHABCARE GROUP, INC.

                         STARMED HEALTH PERSONNEL, INC.

                                       And

                            STARMED MANAGEMENT, INC.



                          Dated as of December 30, 2003

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1. DEFINITIONS.......................................................2
  1.1   Definitions..........................................................2
        ----------------------------------------------------------------------
ARTICLE 2. PURCHASE AND SALE OF SHARES......................................10
  2.1   Purchase and Sale of StarMed Shares.................................10
        ----------------------------------------------------------------------
  2.2   Purchase and Sale of InteliStaf Shares..............................10
        ----------------------------------------------------------------------
  2.3   StarMed Net Working Capital Adjustment..............................11
        -------------------------------------- -------------------------------
  2.4   InteliStaf Transaction Fee..........................................12
        ----------------------------------------------------------------------
  2.5   Closing Date........................................................15
        ----------------------------------------------------------------------
  2.6   Deliveries at the Closing...........................................15
        ----------------------------------------------------------------------
  2.7   Further Assurances..................................................16
        ----------------------------------------------------------------------
  2.8   Restrictions on Transfer............................................16
        ----------------------------------------------------------------------
ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF REHABCARE AND SMM..............16
  3.1   Organization, Standing and Authority................................16
        ----------------------------------------------------------------------
  3.2   Execution and Delivery..............................................17
        ----------------------------------------------------------------------
  3.3   No Conflict.........................................................17
        ----------------------------------------------------------------------
  3.4   Litigation..........................................................17
        ----------------------------------------------------------------------
  3.5   Consents and Approvals..............................................17
        ----------------------------------------------------------------------
  3.6   Brokerage...........................................................17
        ----------------------------------------------------------------------
  3.7   Investment Intent...................................................18
        ----------------------------------------------------------------------
ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF STARMED AND REHABCARE..........18
  4.1   Organization and Standing...........................................18
        ----------------------------------------------------------------------
  4.2   Authority; No Conflicts.............................................18
        ----------------------------------------------------------------------
  4.3   Capitalization......................................................18
        -------------- -------------------------------------------------------
  4.4   Governmental Consents...............................................19
        ----------------------------------------------------------------------
  4.5   Financial Statements................................................19
        ----------------------------------------------------------------------
  4.6   No Undisclosed Liabilities..........................................20
        ----------------------------------------------------------------------
  4.7   Absence of Certain Changes..........................................20
        ----------------------------------------------------------------------
  4.8   Litigation..........................................................21
        ----------------------------------------------------------------------
  4.9   Compliance with Laws................................................21
        ----------------------------------------------------------------------
  4.10  Material Contracts..................................................21
        ----------------------------------------------------------------------
  4.11  Labor Matters.......................................................22
        ----------------------------------------------------------------------
  4.12  Employee Benefits...................................................22
        ----------------------------------------------------------------------
  4.13  Taxes...............................................................24
        ----------------------------------------------------------------------
  4.14  Brokers.............................................................26
        ----------------------------------------------------------------------
  4.15  Insurance Policies..................................................27
        ----------------------------------------------------------------------
  4.16  Licenses............................................................27
        ----------------------------------------------------------------------
  4.17  Assets Complete.....................................................27
        ----------------------------------------------------------------------
  4.18  Real Property.......................................................27
        ------------- --------------------------------------------------------
  4.19  Intellectual Property...............................................28
        ----------------------------------------------------------------------
  4.20  Customers...........................................................29
        ----------------------------------------------------------------------
  4.21  Affiliate Transactions..............................................29
        ----------------------------------------------------------------------
  4.22  Environmental Matters...............................................29
        ----------------------------------------------------------------------
ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF INTELISTAF.....................29
  5.1   Organization and Standing...........................................29
        ----------------------------------------------------------------------
  5.2   Authority; No Conflicts.............................................30
        ----------------------------------------------------------------------
  5.3   Capitalization......................................................30
        ----------------------------------------------------------------------
  5.4   Subsidiaries........................................................31
        ----------------------------------------------------------------------
  5.5   Governmental Consents...............................................32
        ----------------------------------------------------------------------
  5.6   Financial Statements................................................32
        ----------------------------------------------------------------------
  5.7   No Undisclosed Liabilities..........................................32
        ----------------------------------------------------------------------
  5.8   Absence of Certain Changes..........................................32
        ----------------------------------------------------------------------
  5.9   Litigation..........................................................33
        ----------------------------------------------------------------------
  5.10  Compliance with Laws................................................33
        ----------------------------------------------------------------------
  5.11  Labor Matters.......................................................33
        ----------------------------------------------------------------------
  5.12  Employee Benefits...................................................34
        ----------------------------------------------------------------------
  5.13  Taxes...............................................................36
        ----------------------------------------------------------------------
  5.14  Brokers.............................................................37
        ----------------------------------------------------------------------
  5.15  Insurance Policies..................................................38
        ----------------------------------------------------------------------
  5.16  Customers...........................................................38
        ----------------------------------------------------------------------
  5.17  Affiliate Transactions..............................................38
        ----------------------------------------------------------------------
ARTICLE 6. COVENANTS........................................................38
  6.1   Conduct of StarMed Business Prior to the Closing....................38
        ------------------------------------------------ ---------------------
  6.2   Conduct of InteliStaf Business Prior to the Closing.................39
        --------------------------------------------------- ------------------
  6.3   Access to Information...............................................39
        --------------------- ------------------------------------------------
  6.4   Confidentiality.....................................................40
        ----------------------------------------------------------------------
  6.5   Covenant Not To Compete.............................................41
        ----------------------- ----------------------------------------------
  6.6   Solicitation of Employees...........................................42
        ----------------------------------------------------------------------
  6.7   InteliStaf Corporate Matters........................................43
        ----------------------------------------------------------------------
  6.8   Transfer of Additional StarMed Assets...............................43
        ----------------------------------------------------------------------
  6.9   Regulatory and Other Authorizations, Consents.......................43
        ----------------------------------------------------------------------
  6.10  Notification of Certain Matters.....................................43
        ----------------------------------------------------------------------
  6.11  Exclusivity.........................................................43
        ----------------------------------------------------------------------
  6.12  Excluded Assets and Liabilities.....................................44
        ----------------------------------------------------------------------
  6.13  Repayment of Intercompany Accounts and Termination of Affiliate
        --------------------------------------------------------------------
        Transactions........................................................44
        ----------------------------------------------------------------------
  6.14  Transitional Matters................................................44
        ----------------------------------------------------------------------
  6.15  Section 338 Election and Associated Tax Reporting...................45
        ----------------------------------------------------------------------
  6.16  Agreement On Valuation..............................................45
        ----------------------------------------------------------------------
  6.17  Certain Tax Matters.................................................46
        ----------------------------------------------------------------------
  6.18  Conveyance Taxes....................................................46
        ----------------------------------------------------------------------
  6.19  Certain Employee Matters............................................46
        ----------------------------------------------------------------------
  6.20  Further Action......................................................48
        ----------------------------------------------------------------------
  6.21  Employee Benefit Plans..............................................49
        ----------------------------------------------------------------------
ARTICLE 7. CONDITIONS TO THE OBLIGATIONS OF REHABCARE, SMM AND STARMED......49
  7.1   Representations and Covenants.......................................49
        ----------------------------------------------------------------------
  7.2   Absence of Adverse Governmental Action..............................49
        ----------------------------------------------------------------------
  7.3   Consents and Approvals..............................................49
        ----------------------------------------------------------------------
  7.4   No Material Adverse Change..........................................50
        ----------------------------------------------------------------------
  7.5   Related Documents...................................................50
        ----------------------------------------------------------------------
  7.6   Resolutions.........................................................50
        ----------------------------------------------------------------------
  7.7   Incumbency Certificate..............................................50
        ----------------------------------------------------------------------
  7.8   General.............................................................50
        ----------------------------------------------------------------------
ARTICLE 8. CONDITIONS TO THE OBLIGATIONS OF INTELISTAF......................50
  8.1   Representations and Covenants.......................................50
        ----------------------------------------------------------------------
  8.2   Absence of Adverse Governmental Action..............................50
        ----------------------------------------------------------------------
  8.3   Consents and Approvals..............................................51
        ----------------------------------------------------------------------
  8.4   No Material Adverse Change..........................................51
        ----------------------------------------------------------------------
  8.5   Related Documents...................................................51
        ----------------------------------------------------------------------
  8.6   Resolutions.........................................................51
        ----------------------------------------------------------------------
  8.7   Incumbency Certificate..............................................51
        ----------------------------------------------------------------------
  8.8   FIRPTA Certificate..................................................51
        ----------------------------------------------------------------------
  8.9   Resignation of Officers and Directors...............................51
        ----------------------------------------------------------------------
  8.10  Transfer of Additional StarMed Assets...............................51
        ----------------------------------------------------------------------
  8.11  Transfer of Excluded Assets.........................................51
        ----------------------------------------------------------------------
  8.12  Settlement of Intercompany Accounts.................................52
        ----------------------------------------------------------------------
  8.13  Termination of Affiliate Agreements.................................52
        ----------------------------------------------------------------------
  8.14  General.............................................................52
        ----------------------------------------------------------------------
ARTICLE 9. INDEMNIFICATION; SURVIVAL........................................52
  9.1   Expiration of Representations and Warranties........................52
        ----------------------------------------------------------------------
  9.2   Indemnification by RehabCare........................................52
        ----------------------------------------------------------------------
  9.3   Method of Asserting Claims, Etc.....................................53
        ----------------------------------------------------------------------
  9.4   Certain Indemnification Payments....................................54
        ----------------------------------------------------------------------
  9.5   Injunctive Relief...................................................54
        ----------------------------------------------------------------------
  9.6   Sole and Exclusive Remedy...........................................54
        ----------------------------------------------------------------------
  9.7   Waiver and Release by RehabCare.....................................54
        ----------------------------------------------------------------------
  9.8   Indemnification by InteliStaf.......................................54
        ----------------------------------------------------------------------
ARTICLE 10. TAX MATTERS.....................................................55
  10.1  Indemnity...........................................................55
        ----------------------------------------------------------------------
  10.2  Payment of Tax Obligations..........................................56
        ----------------------------------------------------------------------
  10.3  Returns and Refunds.................................................56
        ----------------------------------------------------------------------
  10.4  Cooperation.........................................................56
        ----------------------------------------------------------------------
  10.5  Contests............................................................57
        ----------------------------------------------------------------------
  10.6  Allocation of Taxes.................................................57
        ----------------------------------------------------------------------
  10.7  Termination of Tax Allocation Agreements............................57
        ----------------------------------------------------------------------
  10.8  Indemnity Payments..................................................57
        ----------------------------------------------------------------------
  10.9  Conflict Between Article 9 and Article 10; Successors...............58
        ----------------------------------------------------------------------
ARTICLE 11. TERMINATION, AMENDMENT AND WAIVER...............................58
  11.1  Termination.........................................................58
        ----------------------------------------------------------------------
  11.2  Effect of Termination...............................................58
        ----------------------------------------------------------------------
ARTICLE 12. MISCELLANEOUS...................................................58
  12.1  Notices.............................................................58
        ----------------------------------------------------------------------
  12.2  Entire Agreement....................................................60
        ----------------------------------------------------------------------
  12.3  Waivers and Amendments; Non-Contractual Remedies; Preservation of
        ------------------------------------------------------------------
        Remedies............................................................60
        ----------------------------------------------------------------------
  12.4  Governing Law.......................................................60
        ----------------------------------------------------------------------
  12.5  Binding Effect; No Assignment.......................................60
        ----------------------------------------------------------------------
  12.6  Counterparts........................................................60
        ----------------------------------------------------------------------
  12.7  Schedules and Annexes...............................................60
        ----------------------------------------------------------------------
  12.8  Headings............................................................61
        ----------------------------------------------------------------------
  12.9  Publicity...........................................................61
        ----------------------------------------------------------------------
  12.10 Severability........................................................61
        ----------------------------------------------------------------------
  12.11 Time of Essence.....................................................61
        ----------------------------------------------------------------------
  12.12 Attorneys' Fees.....................................................61
        ----------------------------------------------------------------------
  12.13 Expenses............................................................61
        ----------------------------------------------------------------------
  12.14 Third Party Beneficiaries...........................................61
        ----------------------------------------------------------------------

                        STOCK PURCHASE AND SALE AGREEMENT

     THIS STOCK PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of December 30, 2003, is entered into by and among InteliStaf Holdings, Inc., a Delaware corporation ("InteliStaf"), RehabCare Group, Inc., a Delaware
corporation ("RehabCare"), StarMed Health Personnel, Inc., a Delaware corporation ("StarMed"), and StarMed Management, Inc., a Delaware corporation ("SMM"). The parties hereto shall be referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS:

     WHEREAS, RehabCare is engaged through its StarMed Staffing Division in the business of providing healthcare staffing services on a per diem and travel nursing basis, including clinical nurses, pharmacists, laboratory technicians, radiology technicians, phlebotomists, non-licensed medical receptionists and medical insurance billers and coders to institutional, occupational and alternative site healthcare organizations including, acute care facilities, long-term care facilities, physician offices, ambulatory care centers, pharmacies, medical laboratories, out-patient medical service centers and hospitals (including critical care units, intensive care units, emergency rooms and operating rooms) (the "Business");

     WHEREAS, RehabCare directly or indirectly through one or more Subsidiaries owns all of the issued and outstanding capital stock of SMM, and SMM owns 1,000 shares of common stock, per value $0.01 per share, of StarMed (the "StarMed Shares"), which constitute all of the issued and outstanding capital stock of StarMed and certain other assets relating to the Business which together constitute its StarMed Staffing Division (the "StarMed Division");

     WHEREAS, InteliStaf desires to acquire the StarMed Division by purchasing from SMM all of the StarMed Shares, and certain other assets used by the StarMed Division in its conduct of the Business, as set forth herein, for and in consideration of thirty-one thousand two hundred and twenty-seven (31,227) shares of Class B Common Stock of InteliStaf and six hundred and thirty-seven
(637) shares of Class C Common Stock of InteliStaf, which Class B Common Stock and Class C Common Stock together (the "InteliStaf Shares") constitute a total of twenty-five percent (25.0%) of all of the shares of all classes of Common Stock of InteliStaf outstanding as of the date hereof, calculated on a fully diluted basis, including all shares of capital stock issuable upon the exercise of any vested options and warrants and all unvested time- or service-based options currently outstanding, but excluding any unvested performance-based options;

     WHEREAS, RehabCare and SMM desire to sell the StarMed Division by transferring to InteliStaf all of the StarMed Shares and certain other assets used by the StarMed Division in its conduct of the Business for and in consideration of the InteliStaf Shares;

     WHEREAS, each of the Parties desires to enter into this Agreement to give effect to the foregoing acquisition by InteliStaf of the StarMed Division for and in consideration of the issuance and transfer by InteliStaf of the InteliStaf Shares to RehabCare, pursuant to the terms and subject to the conditions herein contained;

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the representations, warranties, mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1.
                                  DEFINITIONS

     1.1 Definitions.
         ------------
As used herein, the following terms have the following meanings:

     "Acquiring Person" has the meaning given in Section 6.5(iii).

     "Action" means any claim, action, suit, arbitration or proceeding by or before any Governmental Authority.

     "Additional StarMed Assets" has the meaning given in Section 6.8.

     "Affiliate"  or  "Affiliates"  as  applied to any  Person,  means any other
Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

     "Affiliate Agreement" has the meaning given in Section 6.13(ii).

     "Agreed Asset Valuation" has the meaning given in Section 6.16.

     "Agreement" has the meaning given in the Preamble hereto.

     "Auditor" has the meaning given in Section 2.3(iii).

     "Balance Sheet Date" means September 30, 2003.

     "Base Working Capital" has the meaning given in Section 2.3(ii).

     "Business" has the meaning given in the Recitals hereto.

     "Carlyle" has the meaning given in Section 2.4(ii).

     "Claim Notice" has the meaning given in Section 9.3(i).

     "Class A Common Stock" means the shares of class A common stock, par value $0.01 per share, of InteliStaf.

     "Class B Common Stock" means the shares of class B common stock, par value $0.01 per share, of InteliStaf.

     "Class C Common Stock" means the shares of class C common stock, par value $0.01 per share, of InteliStaf.

     "Class D Common Stock" means the shares of class D common stock, par value $0.01 per share, of InteliStaf.

     "Closing" means the consummation of the transactions contemplated by this Agreement.

     "Closing Balance Sheet" has the meaning given in Section 2.3(i).

     "Closing Date" means the date specified in Section 2.5.

     "Closing Net Working Capital" has the meaning given in Section 2.3(i).

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Stock" means the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock.

     "Contract" means with respect to any Person, any agreement, contract, lease of personal property, note, loan, evidence of Indebtedness, purchase order, letter of credit, franchise agreement, undertaking, covenant not to compete, employment agreement, license, instrument, obligation, commitment, purchase and sale order, quotation or other executory commitment to which such Person or its Subsidiaries is a party or which relates to such Person or its Subsidiaries' businesses or any of their respective assets, whether oral or written, express or implied, and which pursuant to its terms has not expired, terminated or been fully performed by the parties thereto.

     "Election" has the meaning given in Section 6.15(i).

     "Employee Plan" means (A) with respect to RehabCare, SMM, StarMed, their Subsidiaries, and their ERISA Affiliates any "employee pension benefit plan" as defined in Section 3(2) of ERISA, any "employee welfare benefit plan" as defined in Section 3(1) of ERISA, any employment, consulting, severance or other similar contract, arrangement or policy, and any other plan, program, policy, practice, understanding, agreement or commitment, whether written or oral, providing for compensation or other benefits to any current or former director, officer, employee (whether active or on leave) or consultant of RehabCare, SMM, StarMed, their Subsidiaries, and their ERISA Affiliates, which are or have been administered, maintained, or contributed to RehabCare, SMM, StarMed, their Subsidiaries, and their ERISA Affiliates, or under which any of the forgoing entities has or has had any liability or obligation, whether actual or contingent, including, without limitation, insurance coverage (including without limitation any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health, disability or accident benefits or deferred compensation, pension, savings and thrift, and profit-sharing plans, bonuses, fringe benefits, retention, change in control, stock ownership, restricted stock, phantom stock, stock options, stock appreciation rights, stock purchases or other forms of cash or stock based incentive compensation or post-retirement insurance (each a "RehabCare Employee Plan"); (B) with respect to InteliStaf and its Subsidiaries any "employee pension benefit plan" as defined in Section 3(2) of ERISA, any "employee welfare benefit plan" as defined in Section 3(1) of ERISA, any employment, consulting, severance or other similar contract, arrangement or policy, and any other plan, program, policy, practice, understanding, agreement or commitment, whether written or oral, providing for compensation or other benefits to any current or former director, officer, employee (whether active or on leave) or consultant of InteliStaf or its Subsidiaries, which are or have been administered, maintained, or contributed to InteliStaf or its Subsidiaries or under which any of the forgoing entities has or has had any liability or obligation, whether actual or contingent, including, without limitation, insurance coverage (including without limitation any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health, disability or accident benefits or deferred compensation, pension, savings and thrift, and profit-sharing plans, bonuses, fringe benefits, retention, change in control, stock ownership, restricted stock, phantom stock, stock options, stock appreciation rights, stock purchases or other forms of cash or stock based incentive compensation or post-retirement insurance (each an "InteliStaf Employee Plan").

     "Encumbrance" means any claim, lien, pledge, option, charge, easement, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent or conditional sale agreement or other title retention agreement or lease in the nature thereof.

     "Environmental Laws" means any and all Laws and Governmental Orders (including, without limitation, common law) regulating, relating to or imposing liability or standards of conduct concerning protection of the environment, human health or safety or relating to exposure to, emissions, discharges, releases or threatened releases of, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes

     "Equity Securities" of any Person means (i) shares of capital stock, limited liability company interests, partnership interests or other equity securities of such Person, (ii) subscriptions, calls, warrants, options or commitments of any kind or character relating to, or entitling any Person to purchase or otherwise acquire, any capital stock, limited liability company interests, partnership interests or other equity securities of such Person,
(iii) securities convertible into or exercisable or exchangeable for shares of capital stock, limited liability company interests, partnership interests or other equity securities of such Person, and (iv) equity equivalents, interests in the ownership or earnings of, or equity appreciation, phantom stock or other similar rights of, or with respect to, such Person.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliates" means with respect to any Person, any other Person which is (or at any relevant time was) a member of a "controlled group of corporations" with, under "common control" with, or a member of an "affiliated service group" with, or otherwise required to be aggregated with, such first Person or any of its Subsidiaries as set forth in Section 414(b), (c), (m) or
(o) of the Code.

     "Estimated Transaction Fee Amount Calculation Certificate" has the meaning given in Section 2.4(iv).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder.

     "Excluded Assets" has the meaning given in Section 6.12(i).

     "Excluded Liabilities" has the meaning given in Section 6.12(ii).

     "Excluded Locations" has the meaning given in Section 6.12(i).

     "Excluded StarMed Employees" shall mean (i) Laurie Thomas, (ii) Todd Cook, and (iii) each employee of StarMed who is not a StarMed Employee as of the Closing Date.

     "Final Transaction Fee Amount Calculation Certificate" has the meaning given in Section 2.4(v).

     "Fixed Assets" means with respect to any Person any and all equipment, furniture, automobiles, trucks and other vehicles, office and computer equipment and other personal property owned or used by such Person in its business.

     "Forms" has the meaning given in Section 6.15(i).

     "Friedmann Shareholders" has the meaning given in Section 2.4(i).

     "Funded Debt" of any Person shall mean (i) the consolidated indebtedness of such Person and its consolidated Subsidiaries for borrowed money (including the aggregate principal amount thereof and the aggregate amount of any accrued but unpaid interest thereon) and (ii) all obligations to guarantee any indebtedness for borrowed money (including the aggregate principal amount thereof and the aggregate amount of any accrued but unpaid interest thereon to the extent guaranteed by such Person) on behalf of any other Person other than a Subsidiary.

     "GAAP" means United States generally accepted accounting principles in effect from time to time applied consistently throughout the period involved.

     "Governmental Authority" means any government, any governmental entity, department, commission, board, agency or instrumentality, and any court, tribunal, or judicial or arbitral body, whether federal, state, local or foreign.

     "Governmental  Order"  means  any  order,  judgment,   injunction,  decree,
stipulation,  determination  or  award  entered  by  or  with  any  Governmental
Authority.

     "Immediately   Available  Funds"  means  a  wire  transfer  of  immediately available funds to a deposit account designated by the recipient.

     "Indebtedness" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, notes, debentures, letters of credit (whether or not drawn) or similar instruments, (iii) obligations under capitalized leases, (iv) obligations under conditional sale, title retention or similar agreements or arrangements creating an obligation of such Person or any of its Subsidiaries with respect to the deferred purchase price of property (other than customary trade credit), (v) interest rate and currency obligation swaps, hedges or similar arrangements and (vi) all obligations to guarantee any of the foregoing types of obligations on behalf of any Person other than a Subsidiary, including in each case, the aggregate principal amount thereof, the aggregate amount of any accrued but unpaid interest thereon and any prepayment penalties or other similar amounts payable in connection with the repayment thereof on or prior to the Closing Date if required pursuant to the terms of such Indebtedness or by this Agreement.

     "IndoSuez Warrants" means two warrants to acquire, in the aggregate 1,500 shares of Class B Common Stock, issued October 27, 2000.

     "InteliStaf" has the meaning given in the Preamble hereto.

     "InteliStaf 2003 Financial Statements" has the meaning given in Section 2.4(v).

     "InteliStaf Determination Date" has the meaning given in Section 2.4(vi).

     "InteliStaf Financial Statements" has the meaning given in Section 5.6.

     "InteliStaf Indemnified Party" means any Person entitled to indemnification by RehabCare as specified in Section 9.2.

     "InteliStaf Interim Financial Statements" has the meaning given in Section 5.6.

     "InteliStaf Insurance Policies" has the meaning given in Section 5.15.

     "InteliStaf Net Debt Adjustment Amount" has the meaning given in Section 2.4(iii).

     "InteliStaf Plans" has the meaning given in Section 6.19(vi).

     "InteliStaf Shares" has the meaning given in the Recitals hereto.

     "InteliStaf  Target  Working  Capital"  has the  meaning  given in  Section
2.4(ii).

     "InteliStaf Year-End Financial Statements" has the meaning given in Section 5.6.

     "InteliStaf Year-End Net Debt" has the meaning given in Section 2.4(iii).

     "InteliStaf Year-End Net Working Capital" has the meaning given in Section 2.4(iii).

     "Intellectual Property Rights" means, with respect to any Person all (i) domestic and foreign registrations of trademarks, service marks, logos, corporate names, protected models, designs, created works, trade names or other trade rights of such Person or any of its Subsidiaries, (ii) pending applications by such Person or any of its Subsidiaries for any such registrations, (iii) rights in or to patents and copyrights and pending applications therefor of such Person or any of its Subsidiaries, (iv) such Person's and each of its Subsidiaries' rights to other trademarks, service marks, logos, corporate names, protected models, designs, data, software, created works, trade names and other trade rights and all other trade secrets, designs, plans, specifications, technology, know-how, methods, designs, concepts and other proprietary rights, whether or not registered, and (v) rights under any licenses of such Person or any of its Subsidiaries to use any of intellectual property owned or licensed by any other Person of the type described in clauses (i) to (iv) above.

     "Intercompany Account" has the meaning given in Section 6.13.

     "Knowledge" when used (i) with respect to InteliStaf, means the actual knowledge of Ralph Friedmann, III, James Froisland, Nancy Kittle, Kip Weatherwax or Bryan Fooden; and (ii) with respect to RehabCare or StarMed, means the actual knowledge of John Short, Vince Germanese, Don Adam, Mark Bogovich, Dean Sippel, Patty Fish, Camille Cohen, Jeff Roggensack, Laurie Thomas, Todd Cook, Scott Hunt, or Roger Byne.

     "Law" means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order or rule of common law.

     "Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Law, Action or Governmental Order and those arising under any Contract.

     "Licenses" means all of the licenses, permits and other governmental authorizations.

     "Losses" or "Loss" means any loss, cost, liability, damage, disbursement, expense, deficiency, diminution in value, obligation, penalty, Tax or settlement of any kind, including interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement, that may be imposed on or otherwise incurred or suffered.

     "Material Adverse Effect" means, with respect to any Person, any change or effect that, either individually or in the aggregate with all other such changes or effects, is materially adverse to the assets, properties, business, liabilities, condition (financial or otherwise) or results of operations of such Person and its Subsidiaries taken as a whole; provided, however, that the effect of changes that are generally applicable to the industries or markets in which the Person and its subsidiaries operate, the United States economy or local economics in which Person and its Subsidiaries operate shall be excluded from the determination of Material Adverse Effect.

     "Material StarMed Agreements" has the meaning given in Section 4.10.

     "Net Working Capital" has the meaning given in Section 2.3(ii).

     "Net Working Capital Adjustment Amount" has the meaning given in Section 2.3(ii).

     "Notice Period" has the meaning given in Section 9.3(i).

     "Order" means any writ, judgment, decree, injunction or similar order of any Governmental Authority (in each such case whether preliminary or final).

     "Parent Savings Plan" has the meaning given in Section 6.19(vi).

     "Parent Savings Trust" has the meaning given in Section 6.19(vi).

     "Party" or "Parties" has the meaning given in the Preamble hereto.

     "Performance Based Option" means the portion of any option to acquire Common Stock issued by InteliStaf, the vesting of which accelerates in the event InteliStaf achieves certain financial performance targets during the period in which the optionee continues to be employed by InteliStaf or its Subsidiaries or as a result of certain non-ordinary course transactions.

     "Permitted Liens" means (a) liens for Taxes or governmental charges or claims (i) not yet due and payable or (ii) being contested in good faith, if a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, (b) statutory liens of landlords, liens of carriers, warehouse persons, mechanics and material persons and other liens imposed by law incurred in the ordinary course of business for sums (i) not yet due and payable or (ii) being contested in good faith, if a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, (c) liens incurred or deposits made in connection with workers' compensation, unemployment insurance and other similar types of social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations, in each case in the ordinary course of business, consistent with past practice, (d) purchase money liens incurred in the ordinary course of business, (e) easements, rights-of-way, restrictions and other similar charges or Encumbrances on real property, in each case which do not materially interfere with the use of, and do not materially detract from the value of, the property to which such Encumbrance relates and (f) liens disclosed in Section 1.1(a) of the Disclosure Schedule.

     "Person" means any natural person, corporation, limited partnership, general partnership, limited liability partnership, joint stock company, limited liability company, joint venture, association, company, trust or other organization, or any Governmental Authority.

     "Pre-Closing Partial Period" has the meaning given in Section 10.1

     "Q4 Cap Ex Amount" has the meaning given in Section 2.4(ii).

     "RehabCare" has the meaning given in the Preamble hereto.

     "Related Documents" means the Stockholders Agreement, the Services Agreement and any exhibits or schedules attached hereto or thereto and any documents or instruments executed and delivered pursuant to any of the foregoing agreements.

     "Related Persons" has the meaning given in Section 9.7.

     "Releasee" or "Releasees" have the meaning given in Section 9.7.

     "Restricted Period" has the meaning given in Section 6.5(i).

     "Securities Act" means the Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder.

     "Sellers' Contest" has the meaning given in Section 10.5.

     "Services Agreement" means the Services Agreement to be entered into by RehabCare and InteliStaf at the Closing in accordance with Section 6.14.

     "SMM" has the meaning given in the Preamble hereto.

     "StarMed" has the meaning given in the Preamble hereto.

     "StarMed   Branch   Location"   means  each  active  branch,   location  or
administrative office operated by the StarMed Division on the date hereof, each of which is listed on Section 1.1(b) of the Disclosure Schedule.

     "StarMed Common Stock" has the meaning given in Section 4.3(i).

     "StarMed Determination Date" has the meaning given in Section 2.3(iii).

     "StarMed Employees" shall mean (i) each employee of StarMed who is listed or described in Section 4.12(i) of the Disclosure Schedule and who is employed by StarMed on the Closing Date, (ii) each employee of StarMed first employed by StarMed after the date hereof in accordance with Section 6.19(viii), and (ii) each employee of RehabCare whose responsibilities relate primarily to the StarMed Division and who InteliStaf agrees in writing to employ in its sole discretion.

     "StarMed Financial Statements" has the meaning given in Section 4.5.

     "StarMed Insurance Policies" has the meaning given in Section 4.15.

     "StarMed  Interim  Financial  Statements"  has the meaning given in Section
4.5.

     "StarMed Leased Real Property" has the meaning given in Section 4.18(i).

     "StarMed Real Property Leases" has the meaning given in Section 4.18(i).

     "StarMed Shares" has the meaning given in the Recitals hereto.

     "StarMed  Year-End  Financial  Statements" has the meaning given in Section
4.5.

     "Stockholders Agreement" means the Amended and Restated Stockholders Agreement to be entered into on the Closing Date by certain shareholders of InteliStaf as of the date hereof and RehabCare in the form attached as Annex A hereto.

     "Subsidiary" of any Person means any other Person (i) of which such first Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the stock or other Equity Securities of such other Person, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of, or otherwise control the business and affairs of, such other Person or (ii) the operations of which are consolidated with such first Person, pursuant to GAAP, for financial reporting purposes.

     "Tax" means any tax, assessment or charge imposed by any Governmental Authority of any nature including federal, state, local or foreign net income tax, alternative or add-on minimum tax, franchise tax, gross income, adjusted gross income or gross receipts tax, employment related tax (including employee withholding or employer payroll tax, FICA, or FUTA) ad valorem, transfer, franchise, license, excise, severance, stamp, occupation, premium, personal property, real property, capital stock, profits, disability, registration, value added, estimated, customs duties, and sales or use tax, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Authority (domestic or foreign) responsible for the imposition of any such tax.

     "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Time Based Option" means the portion of any option to acquire Common Stock issued by InteliStaf, the vesting of which occurs solely as a result of the continued employment of the optionee by InteliStaf or its Subsidiaries or as a result of certain non-ordinary course transactions.

     "Transaction Fees" has the meaning given in Section 2.4(ii).

     "Transaction Fee Adjustment Amount" has the meaning given in Section 2.4(vii).

     "Transaction Fee Amount" has the meaning given in Section 2.4(ii).


                                   ARTICLE 2.
                          PURCHASE AND SALE OF SHARES

     2.1 Purchase and Sale of StarMed Shares.
         ------------------------------------
Subject to the terms and conditions contained in this Agreement and for the consideration specified in Section 2.2, at the Closing, InteliStaf agrees to purchase from SMM, and SMM agrees to sell to InteliStaf, the StarMed Shares. Immediately following such purchase, InteliStaf shall contribute the StarMed Shares to its wholly owned Subsidiary, InteliStaf Group, Inc., a Delaware corporation.

     2.2 Purchase and Sale of InteliStaf Shares.
         ---------------------------------------
Subject to the terms and conditions contained in this Agreement (including, without limitation, the covenant contained in Section 6.8 to transfer the Additional StarMed Assets to StarMed at or prior to the Closing and the StarMed Net Working Capital Adjustment provision contained in Section 2.3) and for the consideration specified in Section 2.1, at the Closing, InteliStaf agrees to issue and sell to RehabCare, and RehabCare agrees to purchase from InteliStaf, thirty-one thousand two hundred and twenty-seven (31,227) shares of Class B Common Stock and six hundred and thirty-seven (637) shares of Class C Common Stock, which together constitute a total of twenty-five percent (25.0%) of all of the shares of all classes of Common Stock of InteliStaf outstanding as of the date hereof, calculated on a fully diluted basis, including all shares of Common Stock issuable upon the exercise of all vested and unvested Time Based Options outstanding as of the date hereof, all vested Performance Based Options outstanding as of the date hereof and the IndoSuez Warrants outstanding as of the date hereof, but excluding any unvested Performance Based Options outstanding as of the date hereof.

     2.3 StarMed Net Working Capital Adjustment.
     -------------------------------------------
(i)  Closing Balance Sheet.
     ----------------------
     On or before the date that is ninety (90) calendar days thereafter, InteliStaf shall prepare and deliver to RehabCare (i) a balance sheet of StarMed as of the close of business on the Closing Date (the "Closing Balance Sheet") and (ii) a calculation of the Net Working Capital of StarMed as reflected on the Closing Balance Sheet (the "Closing Net Working Capital"). The Closing Balance Sheet shall be prepared in accordance with GAAP, except as set forth in Section 2.3(i) of the Disclosure Schedule, and on a basis consistent with the preparation of the StarMed Interim Financial Statements and shall fairly present the financial position of StarMed as of the close of business on the Closing Date; provided, however the Closing Balance Sheet will not reflect any write-up of assets attributable to the purchase transaction or other purchase accounting adjustments, if any. Except as set forth in Section 2.3(i) of the Disclosure Schedule, the Closing Balance Sheet shall reflect all assets and liabilities of StarMed using the same accounting methods, policies, practices and procedures with consistent classifications, judgments and valuation and estimation methodologies reflected on the StarMed Interim Financial Statements. The fees and expenses incurred in connection with the preparation of the Closing Balance Sheet shall be borne by InteliStaf.

(ii) Net Working Capital  Adjustment Amount.
     ---------------------------------------
     The "Net Working Capital Adjustment Amount," which may be positive or negative, shall mean (x) the Closing Net Working Capital, minus (y)
     Eighteen Million Five Hundred Thousand Dollars ($18,500,000) (the "Base Working Capital"). As used herein, "Net Working Capital" shall mean (x) the current assets of StarMed (including cash and cash equivalents retained by StarMed immediately following the Closing but excluding cash and cash equivalents distributed to RehabCare at or prior to the Closing) as of the close of business on the Closing Date minus (y) the current liabilities of StarMed as of the close of business on the Closing Date (other than current reserves or other accruals with respect to any liabilities described in Sections 9.2(iv), 9.2(v), 9.2(vi) and 9.2(vii)). For purposes of calculating the Net Working Capital of StarMed, the current assets and current liabilities of StarMed shall (i) reflect the settlement of the Intercompany Accounts (including any "Note Receivable" as included on the Starmed Interim Financial Statements) and the distribution of cash to RehabCare, if any, pursuant to Section 6.13 and (ii) exclude (1) the Excluded Assets, (2) the Excluded Liabilities and (3) any accrual for "Accrued Income Taxes" (or any other Tax asset or liability) and "Deposits" (as included on the Starmed Interim Financial Statements).

(iii)Disputes.
     ---------
     Upon delivery of the Closing Balance Sheet, if RehabCare disagrees with the calculation of the Closing Net Working Capital or any element of the Closing Balance Sheet relevant thereto that would result in a change to the amount payable pursuant to Section 2.3(iv), it shall notify InteliStaf of such disagreement in writing within thirty (30) days after its receipt of the Closing Balance Sheet which notice shall set forth in detail the particulars of such disagreement. In the event RehabCare does not provide such a notice of disagreement within such thirty (30) day period, RehabCare shall be deemed to have accepted the Closing Balance Sheet and the calculation of the Closing Net Working Capital delivered by InteliStaf, which shall be final, binding and conclusive for all purposes hereunder. In the event any such notice of disagreement is timely provided by RehabCare, RehabCare and InteliStaf shall negotiate in good faith for a period of thirty (30) days (or such longer period as the InteliStaf and RehabCare may mutually agree) to resolve any disagreements with respect to the calculation of the Closing Net Working Capital. If, at the end of such period, they are unable to resolve such disagreements, then Pricewaterhouse Coopers, (or such other independent accounting firm of recognized national standing as may be mutually selected by InteliStaf and RehabCare) (the "Auditor") shall resolve any remaining disagreements. The Auditor shall determine as promptly as practicable, but in any event within thirty (30) days of the date on which such dispute is referred to the Auditor, based solely on written submissions forwarded by InteliStaf and RehabCare to the Auditor within ten (10) Business Days following the Auditor's selection, whether the Closing Balance Sheet was prepared in accordance with the standards set forth in this Section 2.3 and (only with respect to the remaining disagreements submitted to the Auditor) whether and to what extent (if any) the Closing Net Working Capital determination requires adjustment. The fees and expenses of the Auditor shall be paid one-half by RehabCare and one-half by InteliStaf. The determination of the Auditor shall be final, conclusive and binding on the parties. The date on which the Closing Net Working Capital is finally determined in accordance with this Section 2.3 is referred as to the "StarMed Determination Date."

(iv) Payment.
     --------
     In the event that the Net Working Capital Adjustment Amount is a negative number, then within five (5) days after the StarMed Determination Date RehabCare shall pay to InteliStaf an amount equal to the absolute value of the Net Working Capital Adjustment Amount, together with any interest earned thereon calculated at a rate of 6% per annum starting from the Closing Date and through the date of payment. In the event that the Net Working Capital Adjustment Amount is zero or a positive number, no payment shall be made by InteliStaf or RehabCare. The payment of the Net Working Capital Adjustment Amount shall be treated as an adjustment to the consideration given by the parties for income tax purposes.

(v)  Cooperation and Access.
     -----------------------
     RehabCare and InteliStaf shall use commercially reasonable efforts to cooperate with each other and each other's representatives and to provide each other and each other's representatives with reasonable access during normal business hours to such financial and other information as may be in such party's possession and that is necessary or useful in the preparation of the Closing Balance Sheet and the calculation of the Closing Net Working Capital, the review thereof or the resolution of any dispute with respect thereto.

     2.4 InteliStaf Transaction Fee.
         ---------------------------
(i)  Release of Obligations.
     -----------------------
     At the Closing, InteliStaf will release Ralph Friedmann, III, R.J. Friedmann, Jr. and Myra F. Friedmann (collectively, the "Friedmann Shareholders") from the obligation to pay any amount to InteliStaf (or to issue any note in respect of any such payment obligation) pursuant to
     Section 6.6 of that that certain Subscription and Contribution Agreement, dated as of October 27, 2000, to which Ralph Friedmann, III, R.J. Friedmann, Jr. and Myra F. Friedmann, Jr. are all parties; provided, however in the event the Transaction Fee Amount is less than Eight Hundred Fifty Thousand Dollars ($850,000), such release shall be limited to the amount of the Transaction Fee Amount and the Friedmann Shareholders obligations under such Section 6.6 shall be reduced, in the aggregate, by the Transaction Fee Amount.

(ii) Transaction Fee Amount.
     -----------------------
     At the Closing, InteliStaf may pay a transaction fee (the "Transaction Fees") to each of TC Group, L.L.C., a Delaware limited liability company ("Carlyle"), and one or more of the Friedmann Shareholders in connection with the transactions contemplated by this Agreement, in an aggregate amount (as adjusted as provided below, the "Transaction Fee Amount") equal to One Million One Hundred Fifty Thousand Dollars ($1,150,000) so long as the actual InteliStaf Year-End Net Working Capital, equals or exceeds an amount ("InteliStaf Target Working Capital") equal to the sum of (x) Twelve Million Five Hundred Thousand Dollars ($12,500,000) minus (y) the aggregate amount of capital expenditures made by InteliStaf or its Subsidiaries after September 30, 2003 and prior to December 31, 2003 (the "Q4 Cap Ex Amount"), plus (z) the InteliStaf Net Debt Adjustment Amount. In the event that the actual InteliStaf Year-End Net Working Capital, is less than the InteliStaf Target Working Capital, InteliStaf may pay the Transaction Fees as provided herein except that the Transaction Fee Amount shall be reduced by the difference between the InteliStaf Target Working Capital and the InteliStaf Year-End Net Working Capital, provided that the Transaction Fee Amount shall not be less than zero.

(iii)As used herein,  the "InteliStaf  Year-End Net Working  Capital" shall mean
     (A) the consolidated current assets (excluding cash and cash equivalents) of InteliStaf and its consolidated Subsidiaries as of the close of business on December 31, 2003, minus (B) the consolidated current liabilities (excluding the current portion of any Indebtedness) of InteliStaf and its consolidated Subsidiaries as of the close of business on December 31, 2003. As used herein, the "InteliStaf Net Debt Adjustment Amount," which may be positive or negative, shall mean an amount equal to (1) the InteliStaf Year-End Net Debt minus (2) $39,035,992. As used herein, "InteliStaf Year-End Net Debt" shall mean (x) the aggregate Funded Debt of InteliStaf and its consolidated Subsidiaries as of the close of business on December 31, 2003, minus (y) the aggregate cash and cash equivalents of InteliStaf and its consolidated Subsidiaries as of the close of business on December 31, 2003.

(iv) Closing Date Calculation Certificate.
     -------------------------------------
     On the Closing  Date,  InteliStaf  shall deliver to RehabCare a certificate signed by the chief financial officer of InteliStaf (the "Estimated Transaction Fee Amount Calculation Certificate") setting forth InteliStaf's good faith estimate of the Transaction Fee Amount, and InteliStaf's good faith estimates of the InteliStaf Net Working Capital Adjustment Amount, the InteliStaf Net Debt Adjustment Amount and the Q4 Cap Ex Amount. The amount of the Transaction Fees payable at or prior to Closing shall be based upon the Transaction Fee Amount specified in the Estimated Transaction Fee Amount Calculation Certificate, subject to adjustment in accordance with Section 2.4(vii) below.

(v)  Final Calculation Certificate.
     ------------------------------
     Promptly following receipt of the final audited financial statements of InteliStaf and its consolidated Subsidiaries as of, and for the year ended, December 31, 2003 (together with the unqualified audit report thereon, the "InteliStaf 2003 Financial Statements"), InteliStaf shall deliver a copy of such InteliStaf 2003 Financial Statements and a certificate specifying the calculation of the Transaction Fee Amount as provided in Section 2.4(ii) using the InteliStaf Net Working Capital Adjustment Amount, the InteliStaf Net Debt Adjustment Amount, and the Q4 Cap Ex Amount, each as reflected on the InteliStaf 2003 Financial Statement (the "Final Transaction Fee Amount Calculation Certificate").

(vi) Disputes.
     ---------
     Upon delivery of the Final Transaction Fee Amount Calculation Certificate, if RehabCare disagrees with the calculation of the InteliStaf Net Working Capital Adjustment Amount, the InteliStaf Net Debt Adjustment Amount and/or the Q4 Cap Ex Amount as specified on the Final Transaction Fee Amount Calculation Certificate and such disagreement would result in an adjustment of the Transaction Fee Amount in accordance with Section 2.4(vii) below, then RehabCare shall notify InteliStaf of such disagreement in writing within thirty (30) days after the date it receives the InteliStaf Year-End Balance Sheet which notice shall set forth in detail the particulars of such disagreement. In the event RehabCare does not provide such a notice of disagreement within such thirty (30) day period, RehabCare shall be deemed to have accepted the Final Transaction Fee Amount Calculation Certificate and the calculation of the InteliStaf Net Working Capital Adjustment Amount, the InteliStaf Net Debt Adjustment Amount and the Q4 Cap Ex Amount as set forth thereon, which shall be final, binding and conclusive for all purposes hereunder. In the event any such notice of disagreement is timely provided by RehabCare, RehabCare and InteliStaf shall negotiate in good faith for a period of thirty (30) days (or such longer period as InteliStaf and RehabCare may mutually agree) to resolve any disagreements with respect to the calculation of the InteliStaf Net Working Capital Adjustment Amount, the InteliStaf Net Debt Adjustment Amount and the Q4 Cap Ex Amount. If, at the end of such period, they are unable to resolve such disagreements, then the Auditor shall resolve any remaining disagreements. The Auditor shall determine as promptly as practicable, but in any event within thirty (30) days of the date on which such dispute is referred to the Auditor, based solely on written submissions forwarded by InteliStaf and RehabCare to the Auditor within ten (10) Business Days following the Auditor's selection, whether the InteliStaf 2003 Financial Statements were prepared in accordance with the standards set forth in Section 2.4(v) and (only with respect to the remaining disagreements submitted to the Auditor) whether and to what extent (if any) the InteliStaf Net Working Capital Adjustment Amount, the InteliStaf Net Debt Adjustment Amount and/or and the Q4 Cap Ex Amount determination as set forth on the Final Transaction Fee Amount Calculation Certificate requires adjustment. The fees and expenses of the Auditor shall be paid one-half by RehabCare and one-half by InteliStaf. The determination of the Auditor shall be final, conclusive and binding on the parties. The date on which the InteliStaf Net Working Capital Adjustment Amount, the InteliStaf Net Debt Adjustment Amount and the Q4 Cap Ex Amount are finally determined in accordance with this Section 2.4(vi) is referred as to the "InteliStaf Determination Date."

(vii)Transaction Fee Adjustment.
     ---------------------------
     The "Transaction Fee Adjustment Amount," which may be positive or negative, shall mean an amount equal to (A) the Transaction Fee Amount as finally determined in accordance with Section 2.4(vi), minus (B) the Transaction Fee Amount as specified on the Estimated Transaction Fee Amount Calculation Certificate. If the Transaction Fee Adjustment Amount is greater than zero, then within five (5) days after the InteliStaf Determination Date InteliStaf shall pay to Carlyle and the Friedmann Shareholders, the Transaction Fee Adjustment Amount in the manner specified in Section 2.4(ii) (taking into consideration any portion of the Transaction Fee paid at or prior to the Closing). If the Transaction Fee Adjustment Amount is less than zero, then within five (5) days after the InteliStaf Determination Date, InteliStaf shall cause Carlyle and the Friedmann Shareholders to return to InteliStaf an aggregate amount equal to the absolute value of the Transaction Fee Adjustment Amount (not to exceed the amount of the Transaction Fees paid to them at or prior to the Closing
     Date).

(viii)Cooperation and Access.
     ------------------------
     InteliStaf shall use commercially reasonable efforts to cooperate with RehabCare and RehabCare's representatives and to provide RehabCare and RehabCare's representatives with reasonable access during normal business hours to such financial and other information as may be in InteliStaf's possession and that is necessary or useful in RehabCare's review of the calculation of the InteliStaf Closing Date Net Working Capital, the InteliStaf Closing Date Net Debt and the Q4 Cap Ex Amount or the resolution of any dispute with respect thereto.

     2.5 Closing Date.
         -------------
The Closing shall occur at 10:00 a.m. local time on the later of (x) January 30, 2004 and (y) three (3) Business Days after all of the conditions to Closing set forth in Articles 7 and 8 have been satisfied (other than such conditions as are to be performed at Closing) or waived by the Party entitled to waive such conditions, in the offices of Latham & Watkins LLP, 555 Eleventh Street N.W., Suite 1000, Washington, D.C. or at such place and time as may be agreed to by the Parties (the date that the Closing actually occurs, the "Closing Date").

     2.6 Deliveries at the Closing.
         --------------------------
To effect the transfers referred to in Sections 2.1 and 2.2 and the payments to be made in accordance with Sections 2.3 and 2.4, the following deliveries shall occur on the Closing Date:

(i) RehabCare and StarMed shall execute and deliver to InteliStaf the certificates, instruments, documents and agreements specified in Article 8 hereof;

(ii) InteliStaf shall execute and deliver to RehabCare the certificates, instruments, documents and agreements specified in Article 7;

(iii) RehabCare shall deliver to InteliStaf stock certificates representing all of the StarMed Shares, free and clear of any Encumbrances of any nature whatsoever, duly endorsed for transfer or accompanied by duly executed stock powers;

(iv) InteliStaf shall deliver to RehabCare stock certificates representing all of the InteliStaf Shares specified in Section 2.2 above, free and clear of any Encumbrances of any nature whatsoever, duly endorsed for transfer or accompanied by duly executed stock powers;

(v) InteliStaf shall deliver to RehabCare the Estimated Transaction Fee Amount Calculation Certificate, and shall pay to Carlyle and the Friedmann Shareholders the Transaction Fees in accordance with Section 2.4(ii).

The form and substance of all certificates, instruments and other documents delivered at the Closing shall be reasonably satisfactory in all material respects to each Party and its counsel, consistent with the provisions of this Agreement.

     2.7 Further Assurances.
         -------------------
Each of the Parties shall execute such instruments, documents and agreements and take such further actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby. Each Party shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions to the Closing as promptly as practicable.

     2.8 Restrictions on Transfer.
         -------------------------
(i) RehabCare understands and agrees that the InteliStaf Shares they will be acquiring at the Closing have not been registered under the Securities Act, and that, accordingly, the InteliStaf Shares will not be transferable except as permitted under various exemptions contained in the Securities Act or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. RehabCare further understands and agrees that the InteliStaf Shares they will be acquiring at the Closing will be subject to certain transfer restrictions set forth in the Stockholders Agreement and that the certificates evidencing such Shares will bear a legend as set forth in the Stockholders Agreement. RehabCare acknowledges that they must bear the economic risk of their investment in the InteliStaf Shares for an indefinite period of time since the InteliStaf Shares have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available.

(ii) InteliStaf understands and agrees that the StarMed Shares they will be acquiring at the Closing have not been registered under the Securities Act, and that, accordingly, the StarMed Shares will not be transferable except as permitted under various exemptions contained in the Securities Act or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. InteliStaf acknowledges that they must bear the economic risk of their investment in the StarMed Shares for an indefinite period of time since the StarMed Shares have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available.


                                   ARTICLE 3.
               REPRESENTATIONS AND WARRANTIES OF REHABCARE AND SMM

            Each of RehabCare and SMM represents and warrants to InteliStaf as of the date hereof as follows:

     3.1 Organization, Standing and Authority.
         -------------------------------------
Each of RehabCare and SMM is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to operate its business and to own and lease the assets.

     3.2 Execution and Delivery.
         -----------------------
Each of RehabCare and SMM has the requisite corporate power and authority to execute, deliver and perform the terms of this Agreement, each of the Related Documents and all other instruments, documents and agreements contemplated or required by the provisions of this Agreement to be executed, delivered or performed by it. This Agreement and the Related Documents have been duly approved by all requisite corporate action of each of RehabCare and SMM, and, when executed and delivered by each of RehabCare and SMM, each will be duly and properly executed and delivered by RehabCare and SMM and will constitute legally valid and binding obligations of RehabCare enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors' rights generally and by general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

     3.3 No Conflict.
         ------------
With the exception of the matters described in Section 3.3 of the Disclosure Schedule, the execution, delivery and performance of this Agreement and the Related Documents and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or violate any provision of the certificate of incorporation or bylaws of RehabCare or SMM, (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, or otherwise give any other contracting party the right to terminate, accelerate, or constitute (or with notice of lapse of time or both constitute) a default under, any material Contract to which RehabCare or its Subsidiaries is a party or by or to which any of their assets or properties may be bound or subject, (iii) violate any Governmental Order against, or binding upon, RehabCare or its Subsidiaries or their respective securities, assets or business, or (iv) violate any Law that relates to RehabCare or its Subsidiaries or to their respective securities, assets or businesses, except in the case of (ii), (iii) and (iv), for such defaults or violations as would not reasonably be expected to have, individually or in the aggregate, a material and adverse effect on the ability of RehabCare, SMM or StarMed to consummate the transactions contemplated hereby or by the Related Documents.

     3.4 Litigation.
         -----------
With the exception of the matters described in Section 3.4 of the Disclosure Schedule, neither RehabCare nor its Subsidiaries is a party to any Action or investigation presently pending or, to the Knowledge of RehabCare, threatened, before any court or Governmental Authority that would reasonably be expected to have, individually or in the aggregate, a material and adverse effect on the ability of RehabCare, SMM or StarMed or to consummate the transactions contemplated hereby or by the Related Documents.

     3.5 Consents and Approvals.
         -----------------------
Except as set forth in Section 3.5 of the Disclosure Schedule, the execution, delivery and performance of this Agreement and the Related Documents by RehabCare, SMM and StarMed and the consummation of the transactions contemplated hereby or thereby do not require RehabCare, SMM or StarMed to obtain any consent, approval or action of, or make any filing with or give notice to, any Person (including any Governmental Authority).

     3.6 Brokerage.
         ----------
Except for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the fees and reimbursable expenses of which shall be paid by RehabCare, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement.

     3.7 Investment Intent.
     ----------------------
RehabCare is an accredited investor, as such term is defined pursuant to Rule 501(a) promulgated under the Securities Act, is acquiring InteliStaf Shares to be for its own account for investment with no present intention of distributing or reselling such shares or any part thereof. RehabCare is fully informed as to the applicable limitations on any distribution or resale of the InteliStaf Shares, which have not been registered under the Securities Act. RehabCare acknowledges that, as a party to the Stockholder Agreement, RehabCare will be bound thereby, and further acknowledges and agrees that it shall not distribute or resell any of the InteliStaf Shares if such distribution or resale would constitute a violation of the Securities Act by RehabCare.


                                   ARTICLE 4.
                       REPRESENTATIONS AND WARRANTIES OF
                             STARMED AND REHABCARE

            RehabCare, SMM and StarMed jointly and severally represent and warrant to InteliStaf as follows:

     4.1 Organization and Standing.
         --------------------------
StarMed is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. StarMed is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. StarMed has full corporate power and authority to own or lease its properties and assets and to carry on the Business as it is currently conducted. StarMed has provided to InteliStaf true and correct copies of its certificate of incorporation and bylaws, each as amended as of the date hereof.

     4.2 Authority; No Conflicts.
         ------------------------
Except as disclosed in Section 4.2 of the Disclosure Schedule, the execution, delivery and performance of this Agreement and the Related Documents and the agreements and transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action by StarMed and do not result in, and the consummation of the transactions contemplated hereby and thereby shall not result in, (i) a violation of any provision of StarMed's certificate of incorporation, bylaws, or similar organizational documents, (ii) a material default (or event which with notice or lapse of time or both would constitute a material default) under, or the acceleration of any obligation under, any Material StarMed Agreement (except for Contracts between StarMed and any of its customers not listed in Section 4.20 of the Disclosure Schedule) or StarMed Real Property Lease, or (iii) a material violation of any Order to which StarMed is a party or by which StarMed or any of its property or the Additional StarMed Assets are bound, except in case of (i) and (iii) as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

     4.3 Capitalization.
         ---------------
(i) The authorized capital stock of StarMed consists solely of 1,000 shares of common stock, par value $0.01 per share ("StarMed Common Stock") of which 1,000 shares are issued and outstanding and held of record and beneficially by SMM, free and clear of all Encumbrances except for the pledge of such shares under RehabCare's senior credit facility (which Encumbrance shall be released at or prior to the Closing). All of the issued and outstanding shares of the StarMed Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to any preemptive rights and were not issued in violation of the Securities Act or any other applicable Laws (including state "Blue Sky" laws). There are no outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of StarMed Common Stock or any other Equity Securities of StarMed. There are no commitments or agreements providing for the issuance of additional shares of StarMed Common Stock or any other Equity Securities of StarMed, the sale of treasury shares, or for the repurchase or redemption of shares of StarMed Common Stock or any other Equity Securities of StarMed, or any obligations arising from canceled stock. There are no agreements of any kind that may obligate StarMed to issue, purchase, register for sale, redeem or otherwise acquire any StarMed Common Stock or any other Equity Securities of StarMed. There are no voting trusts, stockholder agreements, proxies or other agreements in effect to which the RehabCare, SMM or StarMed is a party or by which any of them may be bound with respect to the voting or transfer of the shares of StarMed Common Stock or any other Equity Securities of StarMed.

(ii) StarMed does not own of record or beneficially any Equity Securities of any Person or any right (contingent or otherwise) to acquire the same. StarMed is not a member of (nor is any part of its business conducted through) any partnerships or limited liability companies, and StarMed is not a participant in any joint venture or similar arrangement.

     4.4 Governmental Consents.
         ----------------------
Except as set forth on Schedule 4.4 of the Disclosure Schedule, StarMed has obtained all material governmental consents and approvals required to be obtained by any of them and have filed all material notices, declarations or registrations required to be filed by any of them with any Governmental Authority, in each case, necessary to enter into this Agreement and each Related Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby, and all notice periods with respect thereto have expired or been terminated.

     4.5 Financial Statements.
         ---------------------
Attached as Section 4.5 of the Disclosure Schedule are true and correct copies of (i) the unaudited consolidated balance sheet of StarMed as of December 31, 2002 and 2001, and the related unaudited consolidated statement of operations of StarMed for the 12-month periods ended December 31, 2002 and 2001, (the "StarMed Year-End Financial Statements"), (ii) the unaudited consolidated balance sheet of StarMed as of September 30, 2003 and the related unaudited consolidated statement of operations of StarMed for the nine-month period ended as of September 30, 2003 (the "StarMed Interim Financial Statements" and together with the StarMed Year-End Financial Statements, the "StarMed Financial Statements"). The StarMed Financial Statements are accurate and complete, have been prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial position and results of operations of StarMed as of the dates and for the periods indicated, subject to, in the case of the StarMed Interim Financial Statements, normal recurring year-end adjustments and the absence of footnotes and other presentation items; provided, however, that notwithstanding the requirements of GAAP (i) the balance sheets of StarMed exclude the assets and liabilities to be excluded from the calculation of Closing Net Working Capital in accordance with Section 2.3(ii); and (ii) the statement of operations does not reflect a one-time charge incurred in 2001 in connection with the closure of StarMed branch locations.

     4.6 No Undisclosed Liabilities.
         ---------------------------
StarMed does not have any material Liabilities that would be required to be disclosed in or provided for in the StarMed Interim Financial Statements if incurred on the date of the StarMed Interim Financial Statements, other than Liabilities (i) disclosed or provided for on the StarMed Interim Financial Statements, (ii) disclosed in Section 4.6 of the Disclosure Schedule, or (iii) incurred since the date of the StarMed Interim Financial Statements in the ordinary course of business consistent with past practice.

     4.7 Absence of Certain Changes.
         ---------------------------
Except as set forth in Section 4.7 of the Disclosure Schedule, since September 30, 2003, the business of the StarMed Division has been conducted in the ordinary course consistent with the past practice in all material respects, and there has not been as of the date hereof: (i) any event, occurrence, development or change in the business of the StarMed Division that has had or is reasonably likely to result in a Material Adverse Effect, (ii) any material damage, destruction or other casualty loss affecting StarMed or the Additional StarMed Assets, (iii) any material change in the manner that StarMed keeps its books and records; (iv) any notification by any material supplier, customer or payor of StarMed expressly stating its intent to discontinue doing business with StarMed or to substantially reduce its purchases from or use of products or services of StarMed; (v) with respect to the StarMed Division any changes to (A) the existing RehabCare Employee Plans or adoption of new Employee Plans other than the extension of coverage to StarMed Employees who became eligible to participate in such RehabCare Employee Plans after September 30, 2003, (B) payroll practices or (C) compensation, (vi) any cancellation of any Indebtedness owed to StarMed or waiver of any rights of substantial value to StarMed, other than in the ordinary course of business or the cancellation of Indebtedness owed to RehabCare or any of its Subsidiaries; (vii) any capital expenditure or any incurrence of liability therefor by StarMed, other than capital expenditures involving payments that do not, individually or in the aggregate, exceed $50,000, (viii) any revaluation by StarMed or RehabCare of any of their respective assets or properties or the Additional StarMed Assets, including without limitation, writing off notes or accounts receivable other than revaluations that do not, individually or in the aggregate, exceed $100,000;
(ix) any Indebtedness incurred by StarMed or any commitment to incur Indebtedness entered into by StarMed, or any loans made or agreed to be made by StarMed, other than Indebtedness to RehabCare or its Subsidiaries to be repaid prior to the Closing in accordance with Section 6.13, (x) except as provided in
Section 6.12 or 6.13, any declaration, setting aside for payment or payment of dividends or distributions in respect of any Equity Securities of StarMed or any redemption, purchase or other acquisition by StarMed of any of its Equity Securities; (xi) any cancellation or material adverse amendment of any Material StarMed Agreement; (xii) any material and adverse changes in employee relations with the StarMed Employees, including but not limited to any organizational activities; (xiii) any material Tax elections made with respect to StarMed or the Additional StarMed Assets, (xiv) any sale of any material assets of StarMed or the Additional StarMed Assets, (xv) except as expressly provided herein or as set forth in Section 4.21 of the Disclosure Schedule, any transaction between StarMed, on the one hand, and RehabCare or any of its Subsidiaries other than StarMed, on the other hand, or (xvi) any written agreement by RehabCare or its Subsidiaries (including StarMed) to do any of the foregoing.

     4.8 Litigation.
         -----------
Except as set forth in Section 4.8 of the Disclosure Schedule, except for Actions within the scope of the indemnity provisions contained in Sections 9.2 and 10.1, and except for Actions which would not reasonably be expected to result in liability to StarMed of $50,000 individually or $150,000 in the aggregate, there are no Actions pending, or, to the Knowledge of StarMed or RehabCare, threatened Actions, by or against or relating to StarMed, pending before any Governmental Authority or arbitrator (or, to the Knowledge of StarMed or RehabCare, threatened in writing to be brought by or before any Governmental Authority). Except as set forth in Section 4.8 of the Disclosure Schedule, neither StarMed nor the Additional StarMed Assets are subject to any material Governmental Order (nor, to the Knowledge of StarMed or RehabCare, are there any such material Governmental Orders threatened to be imposed by any Governmental Authority).

     4.9 Compliance with Laws.
         ---------------------
Except as set forth in Section 4.9 of the Disclosure Schedule, StarMed is, and for the past three (3) years has been, in compliance in all material respects with all Laws and Governmental Orders applicable to StarMed, including, without limitation, all governmental regulations with respect to the qualifications and licensing requirements of the StarMed Employees. Except as set forth in Section
4.9 of the Disclosure Schedule, neither RehabCare nor StarMed have, at any time during the last three (3) years, conducted any internal investigations with respect to the Business for which any of them has retained outside counsel to conduct such investigations.

     4.10 Material Contracts.
          -------------------
All of the Contracts required to be set forth in Section 4.10 of the Disclosure Schedule (the "Material StarMed Agreements") are in full force and effect, and no material breach or default (or event which with notice or lapse of time or both would constitute a material breach default) by StarMed or its Affiliates party thereto or, to the Knowledge of StarMed or RehabCare, by any other party has occurred with respect thereto. Except as set forth in Section 4.10 of the Disclosure Schedule, each Material StarMed Agreement is enforceable against StarMed or its Affiliates and, to the Knowledge of StarMed or RehabCare, each other party thereto, in accordance with its terms, except where enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except where enforceability is subject to the application of equitable principles or remedies. Except as identified in Section
4.10 of the Disclosure Schedule, no approval or consent of any Person is required as a result of the transactions contemplated hereby under any Material StarMed Agreement (except for Contracts between StarMed and any of its customers not listed in Section 4.20 of the Disclosure Schedule). Section 4.10 of the Disclosure Schedule sets forth a true and correct list of each Contract (in each case, whether written or oral) to which StarMed is a party or by which any of its assets or the Additional StarMed Assets are bound or which otherwise relate to the Business that (i) was not made in the ordinary course of business, (ii) involves an aggregate commitment or potential aggregate commitment on the part of any party of more than $50,000 per year or $250,000 in the aggregate, (iii) involves the sale of products and or services having a value (or reasonably likely to have a value with respect to future sales) of more than $100,000 per year or $250,000 in the aggregate, (iv) is an employment contract not terminable on less than thirty days' notice or that will result in any obligation (absolute or contingent) to make any payment to any of their employees following termination of employment or upon a change of control of StarMed, (v) is a material license agreement for any Intellectual Property Rights, (vi) is a personal property lease involving annual payments in excess of $100,000, (vii) is a joint venture agreement, partnership agreement or otherwise involves the sharing of profits by StarMed with any third party, involves indebtedness for borrowed money (including any guarantees thereof in excess of $100,000), (viii) involves Indebtedness involving $10,000 individually or $50,000 in the aggregate, (ix) includes any written warranty, guaranty or other similar undertaking with respect to contractual performance extended by StarMed other than in the ordinary course of business, (x) contains covenants materially limiting the freedom of StarMed to engage in any line of business or compete with any Person, (xi) involves the sale or disposition of material properties or assets of StarMed or the Additional StarMed Assets (other than the sale of inventory in the ordinary course of business) or (xii) involves the payment by StarMed for commissions, marketing, or similar arrangements of more than $50,000 per year or $250,000 in the aggregate. StarMed has delivered or made available to InteliStaf correct and complete copies of all written Material StarMed Agreements (and a true and correct summary of the material terms of all oral Material StarMed Agreements) listed in Section 4.10 of the Disclosure Schedule, including all amendments and supplements thereto.

     4.11 Labor Matters.
          --------------
Neither RehabCare nor StarMed is a party to any collective bargaining or other labor union agreements, subject to a legal duty to bargain with any labor organization on behalf of the StarMed Employees or is presently operating under an expired collective bargaining agreement. Except as set forth in Section 4.11 of the Disclosure Schedule, at no time during the past three (3) years has there been any material work stoppage or material labor dispute (including representation questions, arbitration proceedings, labor strikes, slow downs or stoppages, grievances, organizing attempts, picketing, boycotts or other labor disputes) against StarMed or, to the Knowledge of StarMed or RehabCare, is any such action threatened, and, to the Knowledge of StarMed or RehabCare, there is no organizational activity currently underway nor has RehabCare, StarMed or any of their Subsidiaries experienced any attempt by organized labor to cause RehabCare, StarMed or any of their Subsidiaries to comply with or conform to the demands of organized labor with respect to the StarMed Employees. StarMed is in compliance in all material respects with all applicable Laws respecting employment practices, employee documentation, terms and conditions of employment, payment and termination of labor, including the provisions thereof relative to severance, vacation, unemployment, wages and hours, equal employment opportunity, nondiscrimination, immigration, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety, and health and plant closings. Except as set forth in Section 4.11 of the Disclosure Schedule, StarMed is in compliance in all material respects with all professional licensure and credentialing requirements required by applicable Law and any Material StarMed Contract. Except as set forth in Section 4.11 of the Disclosure Schedule, StarMed is not engaged in, and StarMed has not received any notice of, any unfair labor practice and, to the Knowledge of StarMed or RehabCare, no such complaints are pending before the National Labor Relations Board or any other Governmental Authority.

     4.12 Employee Benefits.
          ------------------
Section 4.12(i) of the Disclosure Schedule sets forth a true and correct list of each StarMed Employee as of the date hereof, such StarMed Employee's position, date of hire, status of employment (including whether active, on short-term disability, long-term disability or type of leave) and base salary. Section 4.12(ii) of the Disclosure Schedule contains a complete list of all RehabCare Employee Plans. True and complete copies of each of the following documents, including any amendment thereto, have been delivered by StarMed and RehabCare to
InteliStaf: (i) each RehabCare Employee Plan (and, if applicable, related trust agreements), all written interpretations thereof and written descriptions thereof which have been distributed to StarMed Employees, all annuity contracts or other funding instruments, and a complete description of any RehabCare
Employee Plan which is not in writing, (ii) the most recent determination or opinion letter issued by the Internal Revenue Service with respect to each applicable RehabCare Employee Plan, and (iii) for the three most recent plan years, Annual Reports on Form 5500 Series required to be filed with any governmental agency for each applicable RehabCare Employee Plan and (iv) copies of all documents and correspondence relating to any RehabCare Employee Plan received from or provided to the Internal Revenue Service or the Department of Labor. Except as set forth in Section 4.12 of the Disclosure Schedule:

(i) None of RehabCare, StarMed nor any of their ERISA Affiliates maintains or has ever maintained, contributed to or has had an obligation to contribute to an Employee Plan subject to Title IV of ERISA or Section 412 of the Code.

(ii) None of RehabCare, StarMed nor any of their ERISA Affiliates has ever contributed to, withdrawn in a partial or complete withdrawal from, or had an obligation to contribute to any "multiemployer plan" as defined in
     Section 4001(a)(3) or Section 3(37) of ERISA or has any fixed or contingent liability under Section 4204 of ERISA with respect to any of their current or former employees.

(iii)Each RehabCare Employee Plan and each related trust agreement, annuity contract or other funding instrument which is intended to be qualified and tax-exempt under the provisions of Code Sections 401(a) (or 403(a), as appropriate) and 501(a) has been so qualified during the period from its adoption to date.

(iv) As of and including the Closing Date, either RehabCare or StarMed shall have made all contributions and payments required to be made by it up to and including the Closing Date with respect to each RehabCare Employee Plan, or adequate accruals therefor will have been provided for and will be reflected on the Financial Statements provided to InteliStaf by StarMed.

(v) None of RehabCare, StarMed nor any RehabCare Employee Plan has any present or future obligation to make any payment to, or with respect to, any present or former employee of StarMed nor any ERISA Affiliate pursuant to any retiree medical benefit plan or other retiree welfare plan.

(vi) StarMed has no liability with respect to or arising from any action taken by RehabCare, StarMed or any of their ERISA Affiliates involving a RehabCare Employee Plan.

(vii)There is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, arbitral action, governmental audit or investigation relating to or seeking benefits under any RehabCare Employee Plan that is pending, or, to the Knowledge of StarMed or RehabCare, threatened against either of StarMed or any of its ERISA Affiliates or any RehabCare Employee Plan, and to the Knowledge of StarMed or RehabCare, there exist no facts or circumstances that could give rise to any such action, writ injunction, judgment, decree, claim, suit, litigation, proceeding, arbitral action, audit or investigation.

(viii)Neither StarMed nor any of its ERISA Affiliates have any announced plan or legally binding commitment to create any additional Employee Plans or to amend or modify any existing RehabCare Employee Plan, except as required by law.

(ix) Neither the execution and delivery of this Agreement by StarMed nor the consummation of the transactions contemplated hereby will trigger a termination of employment entitling any employee of RehabCare, StarMed or their Subsidiaries to any additional benefits or result in the acceleration or creation of any rights of any person to benefits under any RehabCare Employee Plan (including, without limitation, the acceleration of the vesting or exercisability of any stock options, the acceleration of the vesting of any restricted stock, the acceleration of the accrual or vesting of any benefits under any RehabCare Employee Plan or the acceleration or creation of any rights under any severance, parachute or change in control agreement).

(x) Neither the execution and delivery of this Agreement or other related agreements by StarMed nor the consummation of the transactions contemplated hereby will result in any liability for InteliStaf under or with respect to any RehabCare Employee Plan.

(xi) StarMed and the RehabCare Employee Plans have properly classified individuals providing services to StarMed as independent contractors or employees, as the case may be, for all purposes, including but not limited to payroll and employee benefits purposes.

(xii)No "leased employee," as that term is defined in Section 414(n) of the Code, performs services for StarMed.

(xiii)There is no contract, agreement, plan or arrangement covering any employee, director or consultant of StarMed or any of its Subsidiaries that individually or collectively provides for the payment by StarMed or its Subsidiaries of any amount that is not deductible under Section 162(a)(1) or 404 of the Code or that is an "excess parachute payment" pursuant to
     Section 280G of the Code.

     4.13 Taxes.
          ------
Except as set forth in Section 4.13 of the Disclosure Schedule:

(i) All Tax Returns that are required to be filed with respect to StarMed, all Tax Returns that are required to include StarMed, and all Tax Returns required to be filed with respect to the Additional StarMed Assets, have been duly filed on or before the due date thereof (taking into account timely extensions) and all Taxes have been duly paid. All such Tax Returns are true, correct and complete in all material respects to the extent they relate to StarMed or the Additional StarMed Assets, and there is no position taken on any Tax Return with respect to the income, properties or operations of StarMed or the Additional StarMed Assets for which there is not substantial authority within the meaning of Section 6662 of the Code;

(ii) All Taxes that accrue or are payable by StarMed and all Taxes that accrue or are payable in respect of the Additional StarMed Assets (x) in respect of taxable periods that end on or before the Closing Date and (y) for any taxable period that begins before the Closing Date and ends thereafter, to the extent such Taxes are attributable to the portion of such period ending on the Closing Date under the terms of Section 10.6, have or will have been timely paid on or before the Closing Date unless a reserve for such amount has been or will be established therefor in the Closing Balance Sheet (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax income). The unpaid Taxes of StarMed and the unpaid Taxes arising out of or relating to the Additional StarMed Assets did not, as of the date of the relevant balance sheet of StarMed, exceed the accrual for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the balance sheet of StarMed;

(iii)There is no outstanding audit or other matter in controversy with respect to Taxes due and owing by StarMed or in respect of the income, properties or operations of StarMed or the assets or operations of the Additional StarMed Assets. There is no tax deficiency or claim assessed, or to the Knowledge of StarMed and RehabCare, proposed or threatened, with respect to StarMed or the income, properties or operations of StarMed or the assets or operations of the Additional StarMed Assets, other than in respect of audits, controversies, deficiencies, assessments or proposed adjustments that are being contested in good faith, for which adequate reserves have been established in accordance with GAAP and which are set forth on
     Schedule 4.13 of the Disclosure Schedule;

(iv) StarMed has withheld all Taxes required to have been withheld by, or with respect to the operations of, StarMed in connection with amounts paid to any employee, independent contractor, creditor, stockholder, or other third party, and such withheld Taxes have either been duly paid to the proper Taxing Authority or set aside in accounts for such purpose;

(v) StarMed (i) has not waived any statutory period of limitations for the assessment of any Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency other than in the case of any such waivers or extensions in respect of an assessment or deficiency of Tax the liability of which has been satisfied or settled, (ii) has not filed a consent under Section 341(f) of the Code concerning collapsible corporations, iii) has not distributed the stock of any corporation in a distribution qualifying under Section 355 of the Code in the preceding two years;

(vi) No claim has been made or threatened for any taxable year which remains open by a Taxing Authority in a jurisdiction where StarMed does not file Tax Returns that StarMed is or may be subject to taxation. No claim with respect to the income, operations or assets of StarMed or the Additional StarMed Assets has been made in writing by any Taxing Authority for any taxable year with which remains open in a jurisdiction where Tax Returns are not filed on behalf of StarMed or with respect to the Additional StarMed Assets;

(vii)StarMed  has  not  been  a  member  of  any   affiliated   group  filing  a
     consolidated federal income Tax Return other than the as part of the affiliated group filing a consolidated federal income Tax Return with RehabCare. StarMed has no liability for Taxes of any Person as defined in
     Section 7701(a)(1) of the Code (other than StarMed), including without limitation under Treas. Reg. ss. 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise;

(viii)None of the assets of StarMed nor the Additional StarMed Assets (i) are required to be treated as being owned by any other Person pursuant to the so-called safe harbor lease provisions of former Section 168(f)(8) of the Code, (ii) secures any debt the interest on which is tax-exempt under
     Section 103(a) of the Code, (iii) is tax-exempt use property within the meaning of Section 168(h) of the Code or (iv) is subject to a 467 rental agreement as defined in section 467 of the Code;

(ix) StarMed is classified as a corporation for all income tax purposes;

(x) There are no elections in effect made by StarMed pursuant to Sections 338 or 336(e) or the Code or the Treasury Regulations thereunder;

(xi) Any Tax sharing (or similar) agreement between StarMed and any third party, will be terminated as of the Closing Date and will thereafter have no further effect for any taxable year (whether the current year, a future year, or a past year). Any payments required by any such Tax sharing agreement will be made at or prior to the termination thereof;

(xii)StarMed will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (A) change in method of accounting for a taxable period ending on or prior to the Closing Date under Code ss. 481(c) (or any corresponding or similar provision of state, local or foreign income Tax law); (B) "closing agreement" as described in Code ss. 7121 (or any corresponding or similar provision of state, local or foreign income Tax law) entered into on or prior to the Closing Date; or (C) installment sale made on or prior to the Closing Date;

(xiii)StarMed has not made any payments, nor is it obligated to make any payments, nor it is a party to any agreement that could obligate it to make any payments that will not be deductible under Code Section 280G or any comparable provision of foreign income tax law;

(xiv)StarMed has not been a United Stated real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii); and

(xv) StarMed on the Closing Date will be a "consolidated target" within the meaning of Treasury Regulation Section 1.338(h)(10), and the affiliated group of corporations filing a consolidated return for federal income tax purposes of which RehabCare is the common parent will be a "selling consolidated group" on the Closing Date within the meaning of such regulations which is eligible to make the Election.

     4.14 Brokers.
          --------
Except for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the fees and reimbursable expenses of which shall be paid by RehabCare, no broker, finder, investment banker or other third party is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of StarMed.

     4.15 Insurance Policies.
          -------------------
Section 4.15 of the Disclosure Schedule contains an accurate and complete description of all policies of property, fire and casualty, product liability, workers' compensation, and other forms of insurance held by either of StarMed or with respect to which StarMed is a beneficiary (the "StarMed Insurance Policies"). True, correct and complete copies of such StarMed Insurance Policies have been made available to InteliStaf. All of the StarMed Insurance Policies are in full force and effect and will remain in effect following the Closing Date, all premiums with respect thereto have been paid to the extent due and no written notice of cancellation or termination has been received with respect to any such StarMed Insurance Policy (other than policies which StarMed has replaced or intends to replace prior to the expiration thereof by policies providing substantially the same types and amounts of coverage).

     4.16 Licenses.
          ---------
Section 4.16 of the Disclosure Schedule lists all of the material Licenses held by StarMed. Such Licenses constitute all of the material Licenses required for the conduct of the business of the StarMed Division as presently conducted. Each such License is valid, binding and in full force and effect; and there are no proceedings pending, or to the Knowledge of StarMed or RehabCare, threatened, that seek the revocation, cancellation, suspension or adverse modification of any such License. Except as set forth in Section 4.16 of the Disclosure Schedule, StarMed has fulfilled and performed all of its material obligations with respect to such Licenses required to have been fulfilled and performed prior to the date hereof, and, to the Knowledge of StarMed or RehabCare, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such License.

     4.17 Assets Complete.
          ----------------
After giving effect to the contribution of the Additional StarMed Assets as contemplated by Section 6.8 and except for the Excluded Assets, as of the Closing Date StarMed owns or has a valid right to use all material assets required for the operation of the business of the StarMed Division as currently conducted. The Fixed Assets owned or used by StarMed are in good operating condition and repair (normal wear and tear excepted), are suitable for the purposes for which they are presently used and conform in all material respects to all applicable Laws relating to their construction, use and operation.

     4.18  Real Property.
           --------------
(i) Section 4.18 of the Disclosure Schedule contains a complete and accurate list of all real property leased by StarMed with respect to the StarMed Branch Locations ("StarMed Leased Real Property"). The StarMed Leased Real Property constitutes all real property used for the operation of the business of the StarMed Division as currently conducted. Except as set forth in Section 4.18 of the Disclosure Schedule, StarMed has a valid leasehold interest in, and enjoy peaceful and undisturbed possession (consistent with historical use) of, all StarMed Leased Real Property, in each case free and clear of all Encumbrances except for Permitted Liens. RehabCare has made available to InteliStaf correct and complete copies of the leases and subleases listed in Section 4.18 of the Disclosure Schedule (the "StarMed Real Property Leases"). Each of the StarMed Real Property Leases is in full force and effect, and no breach or default by StarMed or, to the Knowledge of StarMed and RehabCare, by any other party thereto has occurred with respect thereto. Each StarMed Real Property Lease is enforceable against StarMed, and, to the Knowledge of StarMed and RehabCare each other party thereto, in accordance with its terms, except where enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except where enforceability is subject to the application of equitable principles or remedies. Except for the StarMed Real Property Leases, there are no material leases, subleases, licenses, occupancy agreements, options, rights, concessions or other agreements or arrangements written or oral granting to any Person the right to use or occupy any StarMed Leased Real Property. StarMed owns no real property;

(ii) All Improvements owned, leased, or used by StarMed on the StarMed Leased Real Property are in good operating condition in all material respects (normal wear and tear excepted), and such Improvements are free from material structural defects. Except as set forth in Section 4.18 of the Disclosure Schedule, StarMed has obtained all material Licenses from any Governmental Authority having jurisdiction over any of the StarMed Leased Real Property required for the ownership, occupancy and use of any of the StarMed Leased Real Property by StarMed, and each such License is in full force and effect, and there is no pending, or to the Knowledge of RehabCare and StarMed threatened proceeding which could result in the modification or cancellation thereof except, in each case, for deviations from the foregoing which would not reasonably be expected to materially impair the continued use of such StarMed Leased Real Property for the use currently being made thereof;

(iii)The StarMed Leased Real Property and the Improvements are sufficiently supplied in all material respects with utilities and other services as reasonably necessary for the operation of such StarMed Leased Real Property and Improvements as currently operated by the Business including adequate water, storm and sanitary sewer, gas, electric and telephone facilities.

(iv) Neither RehabCare nor any of its Subsidiaries (including StarMed) has received written notice of any special assessment in an amount greater than $100,000, individually or in the aggregate, relating to any StarMed Leased Real Property or any portion thereof, and to the Knowledge of RehabCare and StarMed, no such special assessment is pending or threatened. There are no pending or, to the Knowledge of RehabCare and StarMed, threatened condemnation proceedings with respect to any of the StarMed Leased Real Property.

     4.19 Intellectual Property.
          ----------------------
Section 4.19 of the Disclosure Schedule sets forth all material patents, trademarks, service marks, trade names and copyrights (whether registered or unregistered and including pending applications by StarMed for any of the foregoing) used in the business of the StarMed Division as currently conducted. StarMed owns and/or has the rights to use all material Intellectual Property Rights used in the business of the StarMed Division as currently conducted. Except as set forth in Section 4.19 of the Disclosure Schedule, no other Person
(i) has the right to use any of the Intellectual  Property Rights of StarMed, or
(ii) to the Knowledge of StarMed or RehabCare, is infringing upon any such Intellectual Property Rights. StarMed's use of such Intellectual Property Rights is not infringing upon or otherwise violating the rights of any third party. No proceedings have been instituted against or written notices received by RehabCare or its Subsidiaries (including StarMed) alleging that the use of the Intellectual Property Rights by the StarMed Division infringes upon or otherwise violates any rights of a third party in or to such Intellectual Property Rights.

     4.20 Customers.
          ----------
Section 4.20 of the Disclosure Schedule sets forth a complete and accurate list of the names of the ten (10) largest customers of StarMed with respect to travel nursing services and ten (10) largest customers of StarMed with respect to per diem staffing services (including any group of affiliated customers for which services are provided by one or more branch offices of StarMed) for the most recent two (2) fiscal years showing the approximate total sales in dollars to each customer during such period. Except as disclosed in Section 4.20 of the Disclosure Schedule, neither RehabCare nor any of its Subsidiaries (including StarMed) has received any written communication from (i) any customer listed in
Section 4.20 of the Disclosure Schedule stating its intention to discontinue doing business with StarMed or to substantially reduce purchases from or use of products or services of StarMed, or (ii) VHA Inc., a Delaware corporation, stating its intention to terminate or materially and adversely modify StarMed's preferred provider status.

     4.21 Affiliate Transactions.
          -----------------------
Except as set forth in Section 4.21 of the Disclosure Schedule, (i) neither RehabCare nor any of its Subsidiaries (other than StarMed) nor any officer, director or Affiliate of RehabCare or of any of its Subsidiaries (including StarMed), (ii) no individual related by blood, marriage or adoption to any person described in clause (i), and (iii) no entity in which any of the foregoing persons described in clause (i) or clause (ii) owns individually or in the aggregate a greater than 10% beneficial interest, is a party to any material agreement, contract, commitment or transaction with StarMed or has a material interest in any material property used by the StarMed or the Additional StarMed Assets.

     4.22 Environmental Matters.
          ----------------------
Except as set forth in Section 4.22 of the Disclosure Schedule: (i) StarMed is in compliance in all material respects with all the Environmental Laws; (ii) StarMed has no material liability under any Environmental Law; (iii) no written notices of any material violation or alleged material violation of, or any material liability under, any Environmental Law have been received by StarMed during the proceeding three (3) years; (iv) there are no Actions, Governmental Orders or investigations pending or, to the Knowledge of StarMed or RehabCare, threatened, relating to compliance with or liability under any Environmental Law; and (v) copies of all Phase I or Phase II reports or other environmental audits in the possession of RehabCare or its Subsidiaries (including StarMed) and relating to the StarMed Leased Real Property have been provided to InteliStaf prior to the date hereof.


                                   ARTICLE 5.
                  REPRESENTATIONS AND WARRANTIES OF INTELISTAF

            InteliStaf represents and warrants to RehabCare, SMM and StarMed as of the date hereof as follows:

     5.1 Organization and Standing.
         --------------------------
InteliStaf is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. InteliStaf is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. InteliStaf has full corporate power and authority to own or lease its properties and assets and to carry on its business as it is currently conducted. InteliStaf has provided to RehabCare true and correct copies of its certificate of incorporation and bylaws, each as amended as of the date hereof.

     5.2 Authority; No Conflicts.
         ------------------------
Except as disclosed in Section 5.2 of the Disclosure Schedule, the execution, delivery and performance of this Agreement and the Related Documents and the agreements and transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action by InteliStaf and do not result in, and the consummation of the transactions contemplated hereby and thereby shall not result in, (i) a violation of any provision of InteliStaf's certificate of incorporation, bylaws, or similar organizational documents, (ii) a material default (or event which with notice or lapse of time or both would constitute a material default) under, or the acceleration of any obligation under, any material Contract to which InteliStaf or its Subsidiaries is a party or by or to which any of their assets or properties may be bound or subject, or (iii) a material violation of any Order to which InteliStaf is a party or by which InteliStaf or any of its property is bound, except in case of (i) and (iii) as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

     5.3 Capitalization.
         ---------------
(i) Immediately prior to the Closing and before giving effect to the issuance of the Class B Common stock and Class C Common Stock to RehabCare but after giving effect to the actions set forth in Section 6.7, the entire authorized capital stock of InteliStaf will consist of: (x) 500,000 shares of common stock, par value $0.01 per share, of which (i) 100,000 shares are Class A Common Stock of which 53,530 shares are issued and outstanding,
     (ii) 100,000 shares are Class B Common Stock, of which 33,119 shares are issued and outstanding, (iii) 50,000 shares are Class C Common Stock, of which 1,175 shares are issued and outstanding, (iv) 651 shares are Class D Common Stock, of which 651 shares are issued and outstanding, and (v) 249,349 shares of which are undesignated; and (y) 500,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued and outstanding.

(ii) Section 5.3 of the Disclosure Schedule sets forth a true and correct list of each record, and to the Knowledge of InteliStaf, beneficial holder of Common Stock and the number of shares of each class of Common Stock held by such holder. All of the issued and outstanding shares of the Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to any preemptive rights and were not issued in violation of the Securities Act or any other applicable Laws (including state "Blue Sky" laws). Section 5.3 of the Disclosure Schedule sets forth a list of each employee, officer or director who has been issued options to acquire Class C Common Stock, and with respect to each such optionee the number of such options that are Time Based Options, the number of such options that are Performance Based Options and the number of each such class of options that are vested and unvested as of the date hereof. Except as set forth in Section 5.3 of the Disclosure Schedule and except for the IndoSuez Warrants and this Agreement, no Person has any agreement, subscription, option or warrant or any other right, Contract or commitment, plan or arrangement entitling such Person to acquire from InteliStaf any shares of Common Stock or any other Equity Securities of InteliStaf and there are no commitments or agreements with respect to the sale of treasury shares, or for the repurchase or redemption of Common Stock or any other Equity Securities of InteliStaf, or any obligations arising from canceled stock. Except as set forth in Section 5.3 of the Disclosure Schedule, here are no voting trusts, stockholder agreements, proxies or other agreements in effect to which the InteliStaf, or to the knowledge of InteliStaf, any other holder of Common Stock or Equity Securities of InteliStaf is a party or by which any of them may be bound with respect to the voting or transfer of such shares of Common Stock or other Equity Securities of InteliStaf.

(iii)When issued and delivered against payment therefor as provided in this Agreement, the shares of Common Stock issued to RehabCare in accordance with this Agreement will be duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights.

     5.4 Subsidiaries.
         -------------
Section 5.4 of the Disclosure Schedule is a correct and complete list of all of the Subsidiaries of InteliStaf, each of which is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the requisite corporate or limited liability company power and authority to conduct its business as it is presently being conducted and to own or lease its properties and assets. Each of the Subsidiaries is duly qualified to do business as a foreign corporation or foreign limited liability company and is in good standing in each jurisdiction where the nature of its activities make such qualification necessary, except in each case, where the failure to be so qualified or in good standing would not have a Material Adverse Effect. Copies of the certificate of incorporation, bylaws, limited liability company operating agreement or other governing documents of each Subsidiary have been made available RehabCare and StarMed and are accurate and complete as of the date hereof. Section 5.4 of the Disclosure Schedule sets forth (i) for each Subsidiary that is a corporation, a correct and complete listing of the number of shares of each class of capital stock authorized and the number of shares of each class of capital stock or other Equity Securities that are issued and outstanding and (ii) for each Subsidiary that is a limited liability company, the percentage ownership of InteliStaf and each other Person who is a member of such Subsidiary. All of the outstanding shares of capital stock of, or other Equity Securities in, the Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and except as set forth in Section 5.4 of the Disclosure Schedule are owned of record and beneficially by InteliStaf or one of its Subsidiaries, free and clear of any Encumbrance other than Permitted Liens and except for the pledge of such shares under InteliStaf's senior secured credit facility and under InteliStaf's senior subordinated debt facility. Except as set forth in
Section 5.4 of the Disclosure Schedule, there are no subscriptions, calls, warrants, options or commitments of any kind or character relating to, or entitling any Person to purchase or otherwise acquire, any capital stock or other Equity Securities of the Subsidiaries. None of the shares of capital stock or other Equity Securities of the Subsidiaries was issued in violation of the Securities Act, or any other applicable Law and all such shares are free of any preemptive or other similar rights. There are no stockholder agreements, voting trusts, proxies or other agreements or understandings with respect to or concerning the purchase, sale or voting of the capital stock or other Equity Securities of the Subsidiaries to which InteliStaf or any of its Subsidiaries or, to the Knowledge of InteliStaf, any other Person, is a party or by which InteliStaf or any of its Subsidiaries or, to the Knowledge of InteliStaf, any other Person, is bound.

     5.5 Governmental Consents.
         ----------------------
Except as set forth on Schedule 5.5 of the Disclosure Schedule and except as would not result in a Material Adverse Effect, InteliStaf has obtained all material governmental consents and approvals required to be obtained by any of them and have filed all material notices, declarations or registrations required to be filed by any of them with any Governmental Authority, in each case, necessary to enter into this Agreement and each Related Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby, and all notice periods with respect thereto have expired or been terminated.

     5.6 Financial Statements.
         ---------------------
Attached as Section 5.6 of the Disclosure Schedule are true and correct copies of (i) the audited consolidated balance sheet of InteliStaf and its consolidated Subsidiaries as of December 31, 2002 and 2001, and the related audited consolidated statement of operations, cash-flows and stockholders' equity of InteliStaf and its consolidated Subsidiaries for the 12-month periods then ended, together with the audit report thereon (the "InteliStaf Year-End Financial Statements"), and (ii) the unaudited consolidated balance sheet of InteliStaf and its consolidated Subsidiaries as of September 30, 2003 and the related unaudited consolidated statement of operations, cash-flows and stockholders' equity of InteliStaf and its consolidated Subsidiaries for the nine-month period then ended (the "InteliStaf Interim Financial Statements" and together with the InteliStaf Year-End Financial Statements, the "InteliStaf Financial Statements"). The InteliStaf Financial Statements are accurate and complete, have been prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial position and results of operations of InteliStaf and its consolidated Subsidiaries as of the dates and for the periods indicated, subject to, in the case of the InteliStaf Interim Financial Statements, normal recurring year-end adjustments and the absence of footnotes and other presentation items.

     5.7 No Undisclosed Liabilities.
         ---------------------------
Neither InteliStaf nor its Subsidiaries has any material Liabilities that would be required to be disclosed in or provided for in the InteliStaf Interim Financial Statements if incurred on the date of the InteliStaf Interim Financial Statements, other than Liabilities (i) disclosed or provided for on the InteliStaf Interim Financial Statements, (ii) disclosed in Section 5.7 of the Disclosure Schedule, or (iii) incurred since the date of the InteliStaf Interim Financial Statements in the ordinary course of business consistent with past practice.

     5.8 Absence of Certain Changes.
         ---------------------------
Except as set forth in Section 5.8 of the Disclosure Schedule, since September 30, 2003, the business of InteliStaf has been conducted in the ordinary course consistent with the past practice in all material respects, and there has not been as of the date hereof: (i) any event, occurrence, development or change in the business of InteliStaf that has had or is reasonably likely to result in a Material Adverse Effect, (ii) any material damage, destruction or other casualty loss affecting InteliStaf, (iii) any material change in the manner that InteliStaf keeps its books and records; (iv) any notification by any material supplier, customer or payor of InteliStaf expressly stating its intent to discontinue doing business with InteliStaf or to substantially reduce its purchases from or use of products or services of InteliStaf; (v) with respect to InteliStaf any changes to (A) the existing InteliStaf Employee Plans or adoption of new Employee Plans other than the extension of coverage to employees of InteliStaf who became eligible to participate in such InteliStaf Employee Plans after September 30, 2003, (B) payroll practices or (C) compensation, (vi) any cancellation of any Indebtedness owed to InteliStaf or waiver of any rights of substantial value to InteliStaf, other than in the ordinary course of business;
(vii) any capital expenditure or any incurrence of liability therefor by InteliStaf, other than capital expenditures involving payments that do not, individually or in the aggregate, exceed $50,000, (viii) any revaluation by InteliStaf of any of its assets or properties, including without limitation, writing off notes or accounts receivable other than revaluations that do not, individually or in the aggregate, exceed $100,000; (ix) any Indebtedness incurred by InteliStaf or any commitment to incur Indebtedness entered into by InteliStaf, or any loans made or agreed to be made by InteliStaf, other than Indebtedness that does not in the aggregate exceed $100,000 other than Indebtedness under InteliStaf senior secured credit facility in the ordinary course of business (x) any declaration, setting aside for payment or payment of dividends or distributions in respect of any Equity Securities of InteliStaf or any redemption, purchase or other acquisition by InteliStaf of any of its Equity Securities; (xi) any cancellation or material adverse amendment of any material Contract to which InteliStaf is a party; (xii) any material and adverse changes in employee relations with employees of InteliStaf, including but not limited to any organizational activities; (xiii) any material Tax elections made with respect to InteliStaf, (xiv) any sale of any material assets of InteliStaf, or
(xvi) any written agreement by InteliStaf or its Subsidiaries to do any of the foregoing.

     5.9 Litigation.
         -----------
Except as set forth in Section 5.9 of the Disclosure Schedule, there are no Actions pending, or, to the Knowledge of InteliStaf, threatened Actions, by or against or relating to InteliStaf or its Subsidiaries, pending before any Governmental Authority or arbitrator (or, to the Knowledge of InteliStaf, threatened in writing to be brought by or before any Governmental Authority). Except as set forth in Section 5.9 of the Disclosure Schedule, InteliStaf is not subject to any material Governmental Order (nor, to the Knowledge of InteliStaf, are there any such material Governmental Orders threatened to be imposed by any Governmental Authority).

     5.10 Compliance with Laws.
          ---------------------
Except as set forth in Section 5.10 of the Disclosure Schedule, InteliStaf and each of its Subsidiaries is, and for the past three (3) years has been, in compliance in all material respects with all Laws and Governmental Orders applicable to InteliStaf or such Subsidiary, including, without limitation, all governmental regulations with respect to the qualifications and licensing requirements of the employees of InteliStaf and its Subsidiaries. Neither InteliStaf nor its Subsidiaries has, at any time during the last three (3) years, conducted any internal investigations with respect to its business for which it has retained outside counsel.

     5.11 Labor Matters.
          --------------
Neither InteliStaf nor its Subsidiaries is a party to any collective bargaining or other labor union agreements, subject to a legal duty to bargain with any labor organization on behalf of their employees or is presently operating under an expired collective bargaining agreement. Except as set forth in Section 5.11 of the Disclosure Schedule, at no time during the past three (3) years has there been any material work stoppage or material labor dispute (including representation questions, arbitration proceedings, labor strikes, slow downs or stoppages, grievances, organizing attempts, picketing, boycotts or other labor disputes) against InteliStaf or its Subsidiaries or, to the Knowledge of InteliStaf, is any such action threatened, and, to the Knowledge of InteliStaf, there is no organizational activity currently underway nor has InteliStaf or its Subsidiaries experienced any attempt by organized labor to cause InteliStaf or any its Subsidiaries to comply with or conform to the demands of organized labor with respect to their employees. InteliStaf and its Subsidiaries are in compliance in all material respects with all applicable Laws respecting employment practices, employee documentation, terms and conditions of employment, payment and termination of labor, including the provisions thereof relative to severance, vacation, unemployment, wages and hours, equal employment opportunity, nondiscrimination, immigration, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety, and health and plant closings. Except as set forth in Section 5.11 of the Disclosure Schedule, InteliStaf and its Subsidiaries are in compliance in all material respects with all professional licensure and credentialing requirements required by applicable Law and any material to which InteliStaf or its Subsidiaries are parties. Except as set forth in Section 5.11 of the Disclosure Schedule, neither InteliStaf nor any of its Subsidiaries is engaged in, and InteliStaf has not received any notice of, any unfair labor practice and, to the Knowledge of InteliStaf, no such complaints are pending before the National Labor Relations Board or any other Governmental Authority.

     5.12 Employee Benefits.
          ------------------
Section 5.12 of the Disclosure Schedule contains a complete list of all InteliStaf Employee Plans. True and complete copies of each of the following documents, including any amendment thereto, have been delivered by InteliStaf to StarMed and RehabCare: (i) each InteliStaf Employee Plan (and, if applicable, related trust agreements), all written interpretations thereof and written descriptions thereof which have been distributed to employees of InteliStaf, all annuity contracts or other funding instruments, and a complete description of any InteliStaf Employee Plan which is not in writing, (ii) the most recent determination or opinion letter issued by the Internal Revenue Service with respect to each applicable InteliStaf Employee Plan, and (iii) for the three most recent plan years, Annual Reports on Form 5500 Series required to be filed with any governmental agency for each applicable InteliStaf Employee Plan and
(iv) copies of all documents and correspondence relating to any InteliStaf Employee Plan received from or provided to the Internal Revenue Service or the Department of Labor. Except as set forth in Section 5.12 of the Disclosure
Schedule:

(i) Neither InteliStaf nor any of its Subsidiaries maintains or has ever maintained, contributed to or has had an obligation to contribute to an Employee Plan subject to Title IV of ERISA or Section 412 of the Code.

(ii) Neither InteliStaf nor any of its Subsidiaries has ever contributed to, withdrawn in a partial or complete withdrawal from, or had an obligation to contribute to any "multiemployer plan" as defined in Section 4001(a)(3) or
     Section  3(37) of ERISA or has any  fixed  or  contingent  liability  under
     Section 4204 of ERISA with respect to any of their current or former employees.

(iii)Each InteliStaf Employee Plan and each related trust agreement, annuity contract or other funding instrument which is intended to be qualified and tax-exempt under the provisions of Sections 401(a) of the Code (or 403(a) of the Code, as appropriate) and 501(a) has been determined by the Internal Revenue Service to be so qualified and tax-exempt. To the knowledge of InteliStaf, no event has occurred that would reasonably be expected to materially adversely affect the qualified status of any such plan or trust.

(iv) As of and including the Closing Date, InteliStaf or its Subsidiaries shall have made all contributions and payments required to be made by it up to and including the Closing Date with respect to each InteliStaf Employee Plan, or adequate accruals therefor will have been provided for and will be reflected on the Financial Statements provided to RehabCare and StarMed by InteliStaf.

(v) Neither InteliStaf nor any InteliStaf Employee Plan has any present or future obligation to make any payment to, or with respect to, any present or former employee of InteliStaf nor any of its Subsidiaries pursuant to any retiree medical benefit plan or other retiree welfare plan.

(vi) There is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, arbitral action, governmental audit or investigation relating to or seeking benefits under any InteliStaf Employee Plan that is pending, or, to the Knowledge of InteliStaf, threatened against either of InteliStaf or any of its Subsidiaries or any InteliStaf Employee Plan, and to the Knowledge of InteliStaf, there exist no facts or circumstances that could give rise to any such action, writ injunction, judgment, decree, claim, suit, litigation, proceeding, arbitral action, audit or investigation.

(vii)Neither InteliStaf nor any of its Subsidiaries have any announced plan or legally binding commitment to create any additional Employee Plans or to amend or modify any existing InteliStaf Employee Plan, except as required by law.

(viii) Neither the execution and delivery of this Agreement by InteliStaf nor the consummation of the transactions contemplated hereby will trigger a termination of employment entitling any employee of InteliStaf or its Subsidiaries to any additional benefits or result in the acceleration or creation of any rights of any person to benefits under any InteliStaf Employee Plan (including, without limitation, the acceleration of the vesting or exercisability of any stock options, the acceleration of the vesting of any restricted stock, the acceleration of the accrual or vesting of any benefits under any InteliStaf Employee Plan or the acceleration or creation of any rights under any severance, parachute or change in control agreement).

(ix) Neither the execution and delivery of this Agreement or other related agreements by InteliStaf nor the consummation of the transactions contemplated hereby will result in any liability for InteliStaf under or with respect to any InteliStaf Employee Plan.

(x) InteliStaf and the InteliStaf Employee Plans have properly classified individuals providing services to InteliStaf as independent contractors or employees, as the case may be, for all purposes, including but not limited to payroll and employee benefits purposes.

(xi) No "leased employee," as that term is defined in Section 414(n) of the Code, performs services for InteliStaf.

(xii)There is no contract, agreement, plan or arrangement covering any employee, director or consultant of InteliStaf or any of its Subsidiaries that individually or collectively provides for the payment by InteliStaf or its Subsidiaries of any amount that is not deductible under Section 162(a)(1) or 404 of the Code or that is an "excess parachute payment" pursuant to Section 280G of the Code.

     5.13 Taxes.
          ------
Except as set forth in Section 5.13 of the Disclosure Schedule:

(i) All Tax Returns that are required to be filed with respect to Intelistaf and its Subsidiaries (for the purposes of this Section 5.13, all references to "InteliStaf" shall include InteliStaf and its Subsidiaries), have been duly filed on or before the due date thereof (taking into account timely extensions thereof) and all Taxes have been duly paid. All such Tax Returns are true, correct and complete in all material respects, and there is no position taken on any Tax Return with respect to the income, properties or operations of InteliStaf for which there is not substantial authority within the meaning of Section 6662 of the Code;

(ii) All Taxes that accrue or are payable by InteliStaf (x) in respect of taxable periods that end on or before the Closing Date and (y) for any taxable period that begins before the Closing Date and ends thereafter, have or will have been timely paid on or before the Closing Date unless a reserve for such amount has been or will be established therefor in the InteliStaf financial statements (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax income);

(iii)There is no outstanding audit or other matter in controversy with respect to Taxes due and owing by InteliStaf or in respect of the income, properties or operations of InteliStaf. There is no tax deficiency or claim assessed, or to the Knowledge of InteliStaf, proposed or threatened, with respect to InteliStaf or the income, properties or operations of InteliStaf, other than in respect of audits, controversies, deficiencies, assessments or proposed adjustments that are being contested in good faith, for which adequate reserves have been established in accordance with GAAP and which are set forth on Schedule 5.13 of the Disclosure Schedule;

(iv) InteliStaf has withheld all Taxes required to have been withheld by, or with respect to the operations of, InteliStaf in connection with amounts paid to any employee, independent contractor, creditor, stockholder, or other third party, and such withheld Taxes have either been duly paid to the proper Taxing Authority or set aside in accounts for such purpose;

(v) InteliStaf (i) has not waived any statutory period of limitations for the assessment of any Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency other than in the case of any such waivers or extensions in respect of an assessment or deficiency of Tax the liability of which has been satisfied or settled, (ii) has not filed a consent under Section 341(f) of the Code concerning collapsible corporations, (iii) has not distributed the stock of any corporation in a distribution qualifying under Section 355 of the Code in the preceding two years;

(vi) No claim has been made or threatened for any taxable year which remains open by a Taxing Authority in a jurisdiction where InteliStaf does not file Tax Returns that InteliStaf is or may be subject to taxation. With respect to InteliStaf, no claim with respect to the income, operations or assets of InteliStaf has been made in writing by any Taxing Authority for any taxable year with which remains open in a jurisdiction where Tax Returns are not filed on behalf of InteliStaf;

(vii)InteliStaf has not been a member of any affiliated group filing a consolidated federal income Tax Return other than the group of which it is the common parent. InteliStaf has no liability for Taxes of any Person as defined in Section 7701(a)(1) of the Code or under Treas. Reg. ss. 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise (other than InteliStaf and the members of the affiliated group of which it is the common parent);

(viii)None of the assets of InteliStaf (i) are required to be treated as being owned by any other Person pursuant to the so-called safe harbor lease provisions of former Section 168(f)(8) of the Code, (ii) secures any debt the interest on which is tax-exempt under Section 103(a) of the Code, (iii) is tax-exempt use property within the meaning of Section 168(h) of the Code or (iv) is subject to a 467 rental agreement as defined in section 467 of the Code;

(ix) InteliStaf is classified as an association taxable as a corporation for all income tax purposes;

(x) There are no elections in effect made by InteliStaf pursuant to Sections 338 or 336(e) or the Code or the Treasury Regulations thereunder;

(xi) InteliStaf will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (A) change in method of accounting for a taxable period ending on or prior to the Closing Date under Code ss. 481(c) (or any corresponding or similar provision of state, local or foreign income Tax law); (B) "closing agreement" as described in Code ss. 7121 (or any corresponding or similar provision of state, local or foreign income Tax law) entered into on or prior to the Closing Date; or (C) installment sale made on or prior to the Closing Date;

(xii)InteliStaf has not made any payments, nor is it obligated to make any payments, nor it is a party to any agreement that could obligate it to make any payments that will not be deductible under Code Section 280G or any comparable provision of foreign income tax law;

(xiii)InteliStaf has not been a United Stated real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii); and

(xiv)InteliStaf is eligible to make the Election.

     5.14 Brokers.
          --------
Except as set forth in Section 2.4, no broker, finder, investment banker or other third party is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of InteliStaf or its Subsidiaries.

     5.15 Insurance Policies.
          -------------------
Section 5.15 of the Disclosure Schedule contains an accurate and complete description of all policies of property, fire and casualty, product liability, workers' compensation, and other forms of insurance held by either InteliStaf or with respect to which InteliStaf is a beneficiary (the "InteliStaf Insurance Policies"). True, correct and complete copies of such InteliStaf Insurance
Policies have been made available to RehabCare and StarMed. All of the InteliStaf Insurance Policies are in full force and effect and will remain in effect following the Closing Date, all premiums with respect thereto have been paid to the extent due and no written notice of cancellation or termination has been received with respect to any such InteliStaf Insurance Policy (other than policies which InteliStaf has replaced or intends to replace prior to the expiration thereof by policies providing substantially the same types and amounts of coverage).

     5.16 Customers.
          ----------
Section 5.16 of the Disclosure Schedule sets forth a complete and accurate list of the names of the ten (10) largest customers of InteliStaf with respect to travel nursing services and ten (10) largest customers of InteliStaf with respect to per diem staffing services (including any group of affiliated customers for which services are provided by one or more branch offices of InteliStaf) for the most recent two (2) fiscal years showing the approximate total sales in dollars to each customer during such period. Except as disclosed in Section 5.16 of the Disclosure Schedule, neither InteliStaf nor any of its Subsidiaries has received any written communication from any customer listed in
Section 5.16 of the Disclosure Schedule stating its intention to discontinue doing business with InteliStaf or to substantially reduce purchases from or use of products or services of InteliStaf.

     5.17 Affiliate Transactions.
          -----------------------
Except as set forth in Section 5.17 of the Disclosure Schedule, (i) no officer, director or Affiliate of InteliStaf or of any of its Subsidiaries, (ii) no individual related by blood, marriage or adoption to any person described in clause (i), and (iii) no entity in which any of the foregoing persons described in clause (i) or clause (ii) owns individually or in the aggregate a greater than 10% beneficial interest, is a party to any material agreement, contract, commitment or transaction with InteliStaf or has a material interest in any material property used by InteliStaf.


                                   ARTICLE 6.
                                   COVENANTS

     6.1 Conduct of StarMed Business Prior to the Closing.
         -------------------------------------------------
(i) RehabCare and StarMed covenant that, between the date of this Agreement and the Closing Date, StarMed shall diligently conduct the business of the StarMed Division in the ordinary course and consistent with past practice. Without limiting the foregoing, except (x) for such actions as are expressly contemplated by this Agreement and (y) as described in Section
     6.1 of the Disclosure Schedule, without the consent of InteliStaf, StarMed shall not, and RehabCare shall not permit StarMed to, take any action which if taken prior to the date hereof would be required to be disclosed pursuant to Section 4.7. RehabCare and StarMed further agree that, prior to the Closing, they shall, and shall cause StarMed to, use its reasonable efforts to preserve substantially intact the business organization of the StarMed Division, keep available to InteliStaf the services of the key personnel of the StarMed Division and preserve the current relationships of the StarMed Division with the material customers and suppliers of, and other Persons which have significant business relationships with, the StarMed Division.

(ii) Without limiting the foregoing Section 6.1(i), during the period from the date hereof and continuing until the Closing Date, except for borrowing from RehabCare in the ordinary course of business to fund working capital needs of StarMed or to the extent that InteliStaf shall otherwise consent in writing, StarMed shall not, and RehabCare shall not permit or cause it to, incur any Indebtedness. To the extent StarMed incur such Indebtedness to RehabCare, such Indebtedness shall be reflected in an Intercompany Account and, to the extent not repaid in cash prior to the Closing, settled in accordance with Section 6.13.

     6.2 Conduct of InteliStaf Business Prior to the Closing.
         ----------------------------------------------------
(i) InteliStaf covenants that, between the date of this Agreement and the Closing Date, InteliStaf shall diligently conduct its business in the ordinary course and consistent with past practice. Without limiting the foregoing, except (i) for such actions as are expressly contemplated by this Agreement and (ii) as described in Section 6.2 of the Disclosure Schedule, without the consent of RehabCare, InteliStaf shall not, take any action which if taken prior to the date hereof would be required to be disclosed pursuant to Section 5.8. InteliStaf further agrees that, prior to the Closing, it shall use its reasonable efforts to preserve substantially intact its business organization, and preserve its current relationships with the material customers and suppliers of, and other Persons which have significant business relationships with, InteliStaf and its Subsidiaries.

(ii) Without limiting the foregoing Section 6.2(i), during the period from the date hereof and continuing until the Closing Date, except for borrowing under InteliStaf's senior secured credit facility and the incurrence of new capital lease obligations or to the extent that RehabCare shall otherwise consent in writing, InteliStaf shall not incur any Indebtedness.

     6.3 Access to Information.
         ----------------------
(i) From the date of this Agreement until the Closing, upon reasonable notice, RehabCare and StarMed shall, and shall cause the officers, auditors and agents of StarMed to, (i) afford the officers, employees and authorized agents and representatives of InteliStaf reasonable access, during normal business hours, books and records of StarMed , (ii) furnish to the officers, employees and authorized agents and representatives of InteliStaf such additional financial and operating data and other information regarding the assets, properties, goodwill and business of StarMed (including the work papers prepared by StarMed, or by RehabCare with respect to StarMed, and the independent auditor(s) thereof in connection with any such auditor's audit of financial statements of RehabCare to the extent related to StarMed), (iii) permit the officers, employees and authorized agents and representatives of InteliStaf reasonable access, during normal business hours, to StarMed's facilities for any reasonable business purpose on a basis consistent with RehabCare's access prior to the date hereof and (iv) make available to InteliStaf, the management employees, officers and directors of StarMed as InteliStaf may from time to time reasonably request in order to assist InteliStaf in fulfilling its obligations under this Agreement and to facilitate the consummation of the transactions contemplated hereby.

(ii) From the date of this Agreement until the Closing, upon reasonable notice, InteliStaf shall, and shall cause the officers, auditors and agents of InteliStaf to, (i) afford the officers, employees and authorized agents and representatives of RehabCare reasonable access, during normal business hours, books and records of InteliStaf, (ii) furnish to the officers, employees and authorized agents and representatives of RehabCare such additional financial and operating data and other information regarding the assets, properties, goodwill and business of InteliStaf (including the work papers prepared by InteliStaf and the independent auditor(s) thereof in connection with any such auditor's audit of financial statements of InteliStaf), (iii) permit the officers, employees and authorized agents and representatives of RehabCare reasonable access, during normal business hours, to InteliStaf's facilities for any reasonable business purpose and
     (iv) make available to RehabCare, the management employees, officers and directors of InteliStaf as RehabCare may from time to time reasonably request in order to assist RehabCare in fulfilling its obligations under this Agreement and to facilitate the consummation of the transactions contemplated hereby.

(iii)Following the date hereof, and prior to the Closing Date, RehabCare and StarMed shall permit InteliStaf or its representative to contact each of the customers and suppliers of StarMed listed on Section 4.20 of the Disclosure Schedule to conduct reasonable due diligence on StarMed's business relations with such customers and suppliers.

(iv) RehabCare acknowledges that following the Closing Date, in the event that InteliStaf elects to file a registration statement and prospectus in connection with the public sale of debt or equity securities of InteliStaf or its Affiliates, that InteliStaf may require access to the books and records of StarMed and RehabCare (to the extent related to the StarMed Division) and to personnel knowledgeable about such books and records, so that it may fulfill the financial statement and disclosure obligations in connection with such public sale. In such event, RehabCare shall provide access to such financial and other information and personnel, and shall use commercially reasonable efforts to cause its independent accountant's to provide such information, in each case, to the extent reasonably requested by InteliStaf or its independent accountants for such purpose.

     6.4 Confidentiality.
         ----------------
(i) From and after the Closing Date, each of RehabCare and its Affiliates shall preserve in strict confidence all confidential or proprietary information regarding InteliStaf, StarMed or the business of the StarMed Division, shall not duplicate or use or disclose to any Person such information and instruct its employees who have had access to such information to keep confidential and not to use any such information (i) unless such information is now or is hereafter disclosed, through no act or omission of RehabCare or any of its Affiliates, in a manner making it available to the general public, (ii) unless such information is required by Law or legal process to be disclosed, and (iii) except to the extent included in any Tax Return required to be filed by RehabCare pursuant to Section 4.13 or to the extent reasonably related to the resolution by RehabCare of any dispute with any Governmental Authority with respect to such Tax Returns. InteliStaf shall be entitled to injunctive relief to enforce this Section
     6.4 in accordance with Section 9.5 hereof.

(ii) From the date hereof through the Closing Date, each of RehabCare and InteliStaf shall continue to be bound by that certain Confidentiality
     Agreement, dated August 27, 2003, by and between InteliStaf and RehabCare (the "Confidentiality Agreement"). After the Closing Date, the Parties hereby agree that the Confidentiality Agreement shall terminate and be of no further force and effect.

(iii)Notwithstanding anything to the contrary set forth herein or in any other written or oral understanding or agreement to which the parties hereto are parties or by which they are bound, the parties acknowledge and agree that any obligations of confidentiality contained herein and therein shall not apply to the tax treatment and tax structure of the transactions contemplated hereby upon the earlier to occur of (i) the date of the public announcement of discussions relating to the transactions contemplated hereby, (ii) the date of the public announcement of such transactions, or
     (iii) the date of the execution of this Agreement, all within the meaning of Treasury Regulations Section 1.6011-4; provided however, that each party recognizes that the privilege each has to maintain, in its sole discretion, the confidentiality of a communication relating to the transactions contemplated hereby, including a confidential communication with its attorney or a confidential communication with a federally authorized tax practitioner under Section 7525 of the Internal Revenue Code, is not intended to be affected by the foregoing.

     6.5 Covenant Not To Compete.
         ------------------------
(i) Subject only to the exceptions expressly set forth in this Section 6.5, RehabCare and its Affiliates shall not, throughout the period from and including the Closing Date and continuing for five (5) years thereafter, unless earlier terminated or extended as provided herein (the "Restricted Period"), directly or indirectly (including, without limitation, through any subcontracting or similar arrangement with any other Person), whether independently or in association with another entity: (i) engage in the Business, (ii) own any equity or other ownership interest in any Person who is engaged in the Business, or (iii) otherwise participate in, manage, control, operate or finance any Person who is engaged in the Business, in each case anywhere in the United States.

(ii) Notwithstanding any provision of this Section 6.5, nothing contained herein shall prohibit RehabCare from: (i) investing in stocks, bonds or other securities of any publicly traded business organization (but without otherwise participating in such business) which engages in the Business, provided that such investment in any class of such securities does not exceed five percent (5%) of the issued and outstanding shares of such class, or five percent (5%) of the aggregate outstanding principal amount of such class; (ii) continuing to engage in its program management business (including inpatient acute rehabilitation units, skilled nursing units and outpatient therapy programs) and contract therapy business in a manner consistent with the historic operations of such business; or (iii) entering at arm's length into any bona fide joint venture (or partnership or other business arrangement) with, owning any equity or other ownership interest in, or otherwise participating in, managing, controlling operating or financing any Person who is neither directly nor indirectly engaged in the Business but which is an Affiliate of another Person engaged in the Business.

(iii)In the event that, during the Restricted Period, RehabCare or any of its Affiliates shall merge or consolidate with, be acquired by, or sell substantially all of its assets to, any other Person (an "Acquiring Person"), such Acquiring Person shall not be subject to the obligations set forth in this Section 6.5; provided, however, that if such Acquiring Person or any Affiliate thereof is (a) engaged in the Business as of the consummation date of the transaction between RehabCare and the Acquiring Person or at any time thereafter, and (b) derives revenues from the Business, which in the aggregate exceed Fifty Million Dollars ($50,000,000) per year, then (x) the various rights of RehabCare under Section 3 of the Stockholders Agreement, pursuant to which RehabCare is entitled to representation on the Board of Directors, shall automatically terminate and RehabCare shall immediately cause each RehabCare Director (as defined in the Stockholders Agreement) to resign as a director of InteliStaf and (y) the contractual preemptive rights of RehabCare under Section 9 of the Stockholders Agreement shall immediately terminate. As a condition of any such transaction the Acquiring Party and its Subsidiaries shall agree to be bound by Section 6.6 to the same extent as RehabCare is bound thereby.

(iv) The parties acknowledge and agree that the time, scope, and other provisions of this Covenant have been specifically negotiated by sophisticated, commercial parties and specifically hereby agree that such time, scope and other provisions are reasonable under the circumstances. The parties further agree that if, at any time, despite the express agreement of the parties hereto, a court of competent jurisdiction holds that any portion of this Covenant is unenforceable because any of the restrictions herein are unreasonable, or for any other reason, the maximum restrictions of time and scope, as determined by such court, will be substituted for any such restrictions held unenforceable.

     6.6 Solicitation of Employees.
         --------------------------
For a period of five (5) years after the Closing Date, RehabCare shall not and shall cause each of its Subsidiaries to not, without InteliStaf's prior written consent, solicit or hire any person who is a StarMed Employee or independent contractor as of the Closing Date to become an employee or independent contractor of RehabCare or any of its Subsidiaries; provided, however, that the foregoing shall not prevent RehabCare or any of its Subsidiaries from hiring any StarMed Employee or independent contractor of StarMed who responds to a general advertisement for employment not specifically or primarily directed to StarMed Employees or independent contractors of StarMed. If, at the time of enforcement of this section, a court holds that the restrictions stated herein are unreasonable under the circumstances then existing, the Parties agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area.

     6.7 InteliStaf Corporate Matters.
         -----------------------------
At or prior to the Closing, InteliStaf shall (i) file with the Secretary of State of the State of Delaware the amended and restated certificate of incorporation of InteliStaf in the form attached as Annex B hereto; (ii) effect with Carlyle-InteliStaf Partners II, L.P., a Delaware limited partnership, the exchange of 651 shares of Class C Common Stock for and in consideration of 651 shares of Class D Common Stock; and (iii) execute, and cause each of the stockholders of InteliStaf who hold Class A Common Stock, Class B Common Stock or Class D Common Stock to execute, the Stockholders Agreement in the form attached as Annex A hereto.

     6.8 Transfer of Additional StarMed Assets.
         --------------------------------------
The parties acknowledge and agree that certain assets that relate primarily to the Business of the StarMed Staffing Division are, as of the date hereof, owned by RehabCare or one or more of its Subsidiaries other StarMed (collectively, the "Additional StarMed Assets"), including, without limitation, the assets set forth in Section 6.8 of the Disclosure Schedule. At or prior to the Closing, RehabCare shall transfer the Additional StarMed Assets to StarMed. In the event that at any time after the date hereof the Parties identify Additional StarMed Assets that are not listed on Section 6.8 of the Disclosure Schedule, InteliStaf shall have the right, but not the obligation to require that such Additional StarMed Assets be conveyed to StarMed without the payment of additional consideration to RehabCare, provided however, in the event that InteliStaf elects not to have such assets conveyed, such assets shall be deemed to be Excluded Assets for all purposes hereunder and shall be retained by RehabCare or its Subsidiaries (other than StarMed).

     6.9 Regulatory and Other Authorizations, Consents.
         ----------------------------------------------
Each Party hereto shall use its commercially reasonable efforts to obtain all authorizations, consents (including any consents required under the terms of any Material StarMed Agreement), orders and approvals of, and to give all notices to and make all filings with, all Governmental Authorities and other third parties that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement, and each Party will cooperate fully with the other parties in promptly seeking to obtain all such authorizations, consents, orders and approvals, giving such notices, and making such filings.

     6.10 Notification of Certain Matters.
          --------------------------------
From the date hereof through the Closing, each Party shall give prompt notice to any other Party of (a) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause such notifying Party's respective representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect and (b) any material failure of the notifying Party to comply with or satisfy any of its respective covenants, conditions or agreements to be complied with or satisfied by it under this Agreement; provided, however, that such disclosure shall not be deemed to cure any breach of a representation, warranty, covenant or agreement, or to satisfy any condition. From the date hereof through the Closing, each Party shall provide any other Party with an unaudited consolidated balance sheet and the related consolidated statements of income and cash flow for each month from the date hereof through the Closing Date within 15 calendar days after the end of each such month.

     6.11 Exclusivity.
          ------------
From the date hereof through the Closing Date or earlier termination of this Agreement pursuant to Article 11, neither RehabCare nor StarMed shall, nor shall any of them knowingly permit any of their respective Affiliates, officers, directors, employees, representatives and agents to, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person or group of Persons (other than InteliStaf or any of its Affiliates) in furtherance of any merger, sale of assets, sale of shares of capital stock or similar transactions involving
StarMed or the Additional StarMed Assets. RehabCare and StarMed shall (a) immediately notify InteliStaf (orally and in writing) if any discussions or negotiations are sought to be initiated, any inquiry or proposal is made, any information is requested with respect to the transactions contemplated hereby or any offer is made with respect to StarMed, the StarMed Shares or any of the material assets StarMed, (b) include in such notification the terms of any such proposal or offer that it may receive with respect thereto (and provide InteliStaf with a copy thereof in writing), including the identity of the soliciting party and (c) keep InteliStaf informed with respect to the status of the foregoing.

     6.12 Excluded Assets and Liabilities.  At or prior to the Closing:
          --------------------------------
(i) RehabCare and StarMed shall take such action as may be necessary to transfer all of StarMed's right, title and interest in each of the property leases with respect to any branch or other discontinued operations (the "Excluded Locations") other than the StarMed Branch Locations and all of the other assets related exclusively to the Excluded Locations (collectively, the "Excluded Assets") to RehabCare or its designee;

(ii) RehabCare shall assume all Liabilities associated with (x) the Excluded Locations (including without limitation any remaining leasehold obligations or lease termination costs under any real or personal property lease with respect to any Excluded Location or Excluded Asset and any severance, vacation, salary, bonus, and other benefits or other amounts owing to any Excluded StarMed Employee), and (y) that certain software license and support agreement, dated June 8, 2003, between StarMed and Bond International Software, Inc. (collectively, the "Excluded Liabilities").

     6.13 Repayment of Intercompany Accounts and Termination of Affiliate
          ---------------------------------------------------------------
Transactions.
-------------
(i) At or prior to the Closing, RehabCare shall (x) contribute an amount in cash to StarMed as an equity contribution in an amount sufficient to repay or otherwise satisfy the full amount of any account receivable owed from StarMed to RehabCare or its Subsidiaries (other than StarMed) (each, an "Intercompany Account") and (y) use such cash to repay and settle in full each Intercompany Account so that following the Closing, neither StarMed nor InteliStaf shall have any further obligation with respect thereto.

(ii) At or prior to the Closing, RehabCare shall, and shall cause its Affiliates to, terminate each agreement set forth in Section 4.21 of the Disclosure Schedule (each an "Affiliate Agreement") so that following the Closing StarMed shall have no further obligation thereunder.

     6.14 Transitional Matters.
          ---------------------
Prior to the Closing, the Parties shall cooperate including providing notice regarding the transactions contemplated by this Agreement to (i) the StarMed Employees, (ii) material customers and suppliers of StarMed and (iii) other Persons which have significant business relationships with StarMed, in each case, in a manner reasonably calculated to preserve the current relationships of StarMed, except as otherwise expressly contemplated by the terms of this Agreement. Prior to the Closing, RehabCare and InteliStaf shall negotiate in good faith the terms and conditions of a transition services agreement (the "Services Agreement"), pursuant to which RehabCare or its Subsidiaries will provide certain administrative services necessary to operate the StarMed business as conducted as of the date hereof for a transitional period of up to six months (or such longer period as the parties may thereafter agree). The pricing of the services to be provided thereunder shall be equal to the actual costs of RehabCare for providing such services (not including any overhead expense allocation) and RehabCare shall provide InteliStaf and its representatives access to such information as may be necessary to confirm such actual costs to be specified therein.

     6.15 Section 338 Election and Associated Tax Reporting.
          --------------------------------------------------
(i) InteliStaf and the "selling consolidated group" (within the meaning of Treasury Regulations 1.338(h)(10)-1) of which RehabCare is the parent shall jointly make the election provided by Section 338(h)(10) of the Code for the acquisition of the stock of StarMed in accordance with Treas. Reg.ss.1.338(h)(10)-1(c)(2) on IRS Form 8023, and shall make a joint election under any corresponding state, local or foreign tax law (the "Election") with respect to the purchase and sale of the stock of StarMed. RehabCare and InteliStaf shall provide to the other all necessary information to permit the Election to be made and shall take all actions necessary and appropriate (including filing IRS Forms 8023 and 8594 and other such forms, returns, elections, schedules, attachments and other documents as may be required (the "Forms") to effect and preserve a timely Election, and InteliStaf and RehabCare shall use commercially reasonable efforts to defend the effectiveness of the Election in any audit or examination by any income tax authority; and

(ii) InteliStaf and RehabCare shall prepare the Forms based on the Agreed Asset Valuation described in Section 6.16, and shall allocate the aggregate deemed sales price (within the meaning of Treas. Reg. Section 1.338-4) of the StarMed assets deemed sold, and the adjusted grossed-up basis (within the meaning of Treas. Reg. Section 1.338-5) of the StarMed assets deemed purchased, in accordance with Treas. Reg. 1.338-6 and the other requirements of the Code, including any adjustments thereto required under Treas. Reg. Section 1.338-7, based in each case upon the Agreed Asset Valuation. InteliStaf and RehabCare shall, no later than thirty (30) days prior to the latest date for the filing of each Form, deliver each Form to the other for the other's approval, which approval shall not be unreasonably withheld. InteliStaf and RehabCare shall prepare and timely file their respective income Tax Returns and the Forms for the taxable year in which the Closing occurs giving effect to the valuation and allocation procedures set forth above and in Section 6.16 hereof.

     6.16 Agreement On Valuation.
          -----------------------
InteliStaf and RehabCare agree that for purposes of reporting the effects of the Election under Section 6.15, the value of the assets of StarMed deemed sold by Old T under Treas. Reg. Section 1.338(h)(10)-1(d)(3), the value of the assets deemed purchased by New T under Treas. Reg. Section 1.338(h)(10)-1(d)(2) and the covenant not to compete in section 6.5 hereof, after giving effect to any working capital adjustments in Section 2.3 hereof, will be agreed upon by the parties within 120 days after Closing or as soon thereafter as reasonably practical, but in all events before 60 days prior to the due date for filing the federal income tax returns for the taxable year in which the Closing occurs (such agreement, the "Agreed Asset Valuation"). The parties covenant that the Agreed Asset Valuation shall be such that the allocation to the working capital, the depreciable and amortizable assets deemed purchased by New T under Section 6.15(ii) (including the covenant not to compete under Section 6.5 hereof) shall be not less than $40 million and will contain a degree of specificity that will permit the parties to perform their other obligations under Section 6.15(ii).

     6.17 Certain Tax Matters.
          --------------------
Prior to Closing, neither StarMed nor InteliStaf shall make or change any election, change an annual accounting period, adopt or change an accounting method, file any amended Tax Return, fail to pay any Taxes which are first due and payable in the period from November 1, 2003 through and including the Closing Date, enter into any closing agreement, settle any Tax claim or assessment relating to StarMed or InteliStaf, as the case may be, surrender any right to claim a refund of Taxes, or take any other similar action, or omit to take any action relating to the filing of any Tax Return or the payment of any Tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action or omission would have the effect of increasing the present or future Tax liability or decreasing any present or future Tax asset of StarMed or InteliStaf, as the case may be.

     6.18 Conveyance Taxes.
          -----------------
Notwithstanding anything to the contrary in this Agreement, any transfer, documentary, sales, use, stamp, registration and other such Taxes incurred in connection with the transfer of the StarMed Shares to InteliStaf or the transfer of the Additional StarMed Assets to StarMed as provided by Section 8.10 below shall be paid by RehabCare. Any transfer, documentary, sales, use, stamp, registration and other such Taxes incurred in connection with the issuance and transfer of the InteliStaf Shares to RehabCare shall be paid by InteliStaf. Each party shall file any necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, if required by applicable law.

     6.19 Certain Employee Matters.
          -------------------------
(i) Except as otherwise set forth in this Section 6.19, RehabCare shall retain all obligations and liabilities under the RehabCare Employee Plans with respect to each of the StarMed Employees and neither InteliStaf nor any of its Affiliates shall have any liability with respect thereto.

(ii) RehabCare shall cause any Employee Plan that is intended to be qualified under Section 401(a) of the Code to fully vest all the StarMed Employees in all benefits accrued through the Closing Date in such Employee Plan as if such Employee Plan were terminated.

(iii)Without limiting Section 9.2, RehabCare will indemnify and will hold InteliStaf and its Affiliates harmless from and against all liabilities with respect to all RehabCare Employee Plans arising at any time and with respect to the employment of all StarMed Employees arising on or before the Closing Date; provided, however, that such indemnity shall not apply with respect to the InteliStaf Plans except as expressly provided in Section
     6.19(vi) below. RehabCare shall be solely responsible for (i) claims for benefits arising under any RehabCare Employee Plan (including, but not limited to any short-term or long-term disability benefits or benefits payable to StarMed Employees on any type of leave other than vacation and for workers compensation) incurred by or with respect to any of the StarMed Employees on or before the Closing Date and (ii) claims relating to COBRA continuation coverage attributable to a "qualifying event" with respect to any StarMed Employee and his or her beneficiaries and dependents that occur on or before the Closing Date. For purposes of his Agreement, a claim for health benefits will be deemed to have been incurred on the date on which the related medical service or material was rendered to or received by the of the StarMed Employee claiming such benefit, a claim for sickness or disability benefits based on an injury or illness arising on or prior to the Closing Date will be deemed to have occurred prior to the Closing Date and not when the employee qualifies for the benefit, and in the case of any claim for benefits other than health benefits, sickness or disability benefits, a claim will be deemed to have been incurred upon the occurrence giving rise to such claim.

(iv) Neither InteliStaf nor its Affiliates will have any responsibility for continuing the employment of any StarMed Employee (or retaining any person as a consultant or independent contractor) from and after the Closing Date; provided, however, that InteliStaf shall be solely responsible for all liabilities under InteliStaf's severance policy and/or any employee benefit plan maintained by InteliStaf or its Subsidiaries relating to the resignation from, termination of or alleged termination of employment of any StarMed Employee after the Closing Date. Without limiting the foregoing, RehabCare shall be solely responsible for all liabilities in respect of all costs arising out of payments and benefits relating to the resignation from, termination of or alleged termination of employment of StarMed Employees arising on or prior to the Closing Date and shall indemnify InteliStaf and its Affiliates for any such liability, including, without limitation, any such liability arising as a result of or in connection with the transactions contemplated by this Agreement.

(v) Prior to the Closing, InteliStaf may attempt to secure the continued employment of Laurie Thomas, pursuant to a new employment agreement that is satisfactory to InteliStaf, in its sole discretion. If such an agreement is not executed prior to the Closing Date, RehabCare shall be solely responsible for all liabilities and obligations (including any salary, bonus compensation, severance or other payment due to her under her present employment agreement ) of RehabCare or any of its Subsidiaries, including, without limitation, StarMed, to Laurie Thomas whether arising before, on or after the Closing Date and shall indemnify InteliStaf and its Affiliates for any such liability or obligation.

(vi) As soon as practicable after the next valuation date of the RehabCare Group, Inc. 401(k) Employee Savings Plan (the "Parent Savings Plan") following the Closing Date, RehabCare, shall cause the Parent Savings Plan and the Trust pursuant thereto (the "Parent Savings Trust") to transfer to either the InteliStaf Healthcare Administrative Employees 401(k) Plan or the InteliStaf Healthcare Field Employees 401(k) Plan (collectively, the "InteliStaf Plans") the accounts of the StarMed Employees. RehabCare shall cause the Parent Savings Plan to provide at least 30 days notice to the StarMed Employees who have accounts in the Parent Savings Plan of the transfer contemplated in this Section 6.19(vi). During such notice period, StarMed Emplyees with account balances in the Parent Savings Plan that are invested in whole or in part in RehabCare stock may elect to sell the RehabCare stock held in their accounts. At the end of such notice period, all RehabCare stock held in the accounts of StarMed Employees shall be sold. The accounts transfer shall be made in the form of cash or promissory notes to the extent that any StarMed Employees who are participants in the Parent Savings Plan have outstanding plan loans that comply with the terms of the Parent Savings Plan and Section 72(p) of the Code. Such transfer shall satisfy the requirements of Code Sections 401(a)(12) and 414(l) and the regulations pursuant thereto. The InteliStaf Plans shall provide to the StarMed Employees all of their benefits accrued under the Parent Savings Plan as of the date of transfer. The InteliStaf Plans shall also provide that a StarMed Employee's period of employment with RehabCare or StarMed or any predecessor thereof (as applicable) for which credit was given under the Parent Savings Plan shall be given equivalent credit under the
     InteliStaf Plans to the effect that, as of the Closing Date, no interruption in participation, benefit accrual or vesting service shall be deemed to have occurred for StarMed Employees under the InteliStaf Plans by reason of the transaction contemplated by this Agreement. The InteliStaf Plans shall further contain all such provisions as are necessary for the transfer not to cause Parent Savings Plan to fail to satisfy requirements of Code Sections 401(a) or 401(k). As soon as is practicable after the Closing Date, RehabCare and InteliStaf shall make such filings as are required under Code Section 6058(b) with respect to such transfers.

(vii)Without limiting Section 9.2, RehabCare will indemnify and will hold InteliStaf and its Affiliates harmless from and against all liabilities with respect to any Excluded StarMed Employee, including without limitation
     (i) any amounts due under such Excluded StarMed Employee's employment agreement, (ii) any severance, change-of-control or other similar payment due to such Excluded StarMed Employee as a result of the transactions contemplated hereby (whether or not an offer of employment is extended by InteliStaf or accepted by such Excluded StarMed Employee), (iii) claims relating to COBRA continuation coverage attributable to a "qualifying event" with respect to any Excluded StarMed Employee and his or her beneficiaries and dependents that occur on or before the Closing Date and
     (iv) claims for salary or accrued bonuses (except to the extent included on the Closing Balance Sheet).

(viii)Following the date hereof and prior to the Closing Date, StarMed may hire, without the prior consent of InteliStaf, additional healthcare professionals who provide staffing services to StarMed's customers on a per diem or temporary staffing basis so long as (i) such employees meet StarMed's requirements for employment for the position for which such employee is hired as in effect as of the date hereof, (ii) the employee is hired on an at-will basis and can be terminated without payment of severance or other similar compensation and (iii) the terms and conditions of such employment are the same as the terms and conditions of other similarly situated employees of StarMed as of the date hereof. StarMed may not hire any other employees other than healthcare professionals (including any branch administrators) without the consent of InteliStaf, which consent may be given or withheld in InteliStaf's sole discretion.

     6.20 Further Action.
          ---------------
Subject to the terms and conditions herein provided, each of the Parties hereto covenants and agrees to use commercially reasonable efforts to deliver or cause to be delivered such documents and other papers and to take or cause to be taken such further actions as may be necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective the actions contemplated hereby.

     6.21 Employee Benefit Plans.
          -----------------------
(i) StarMed Employees. InteliStaf covenants and agrees that it shall be responsible for the payment of severance benefits to those StarMed Employees who are terminated after the Closing Date, in accordance with InteliStaf's severance policies.

(ii) Employee Benefits. InteliStaf acknowledges and agrees that (a) for at least one year after the Closing Date, StarMed Employees who meet the eligibility requirements thereof will be offered the standard benefit package offered to similarly situated InteliStaf employees; (b) StarMed Employees shall be given credit for length of service (with RehabCare, StarMed, their Subsidiaries, and ERISA Affiliates) for purposes of determining eligibility for participation in, but not for eligibility for or accrual of benefits under, any employee benefit plan as described in Section 3(3) of ERISA offered by InteliStaf post-Closing; (c) exclusions for pre-existing conditions and applicable waiting periods with respect to health insurance coverage (to the extent any such pre-existing conditions exclusionary period has been satisfied in StarMed's group health plan) provided to StarMed Employees by InteliStaf shall be waived; and (d) InteliStaf shall recognize each StarMed Employee's accrued vacation and sick pay as shown on StarMed's personnel and payroll records as of the Closing Date.


                                   ARTICLE 7.
           CONDITIONS TO THE OBLIGATIONS OF REHABCARE, SMM AND STARMED

     The obligations of RehabCare, SMM and StarMed to consummate the transactions contemplated by this Agreement shall be are subject to the fulfillment at the Closing of the following conditions, any one or more of which may be waived by RehabCare, to the extent permitted by law:

     7.1 Representations and Covenants.
         ------------------------------
(i) The representations and warranties of InteliStaf set forth in this Agreement shall be true and correct in all material respects as of the Closing with the same force and effect as if made as of the Closing (or, in the case of representations and warranties by InteliStaf which address matters only as of a particular date as of such date), (ii) InteliStaf shall have duly performed and complied with in all material respects all covenants, agreements and conditions to be performed or satisfied by InteliStaf on or prior to the Closing Date and
(iii) RehabCare shall have received a certificate executed by the chief financial officer of InteliStaf as to the matters set forth in clauses (i) and
(ii) above.

     7.2 Absence of Adverse Governmental Action.
         ---------------------------------------
No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation or order which is in effect and has the effect of making the transactions contemplated by this Agreement or any of the Ancillary Agreements illegal or otherwise prohibiting consummation of such transactions.

     7.3 Consents and Approvals.
         -----------------------
All waivers, licenses, agreements, permits, consents, approvals or authorizations of third parties or governmental agencies set forth on Section
7.3 of the Disclosure Schedule shall have been obtained and shall be in full force and effect and without conditions or limitations and RehabCare shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of same.

     7.4 No Material Adverse Change.
         ---------------------------
Between the date hereof and the Closing Date, there shall not have occurred any material adverse change in the assets, liabilities, business, condition (financial or otherwise), or results of operations of InteliStaf and its Subsidiaries, taken as a whole.

     7.5 Related Documents.
         ------------------
The Stockholders Agreement shall have been executed and delivered by InteliStaf and each of the stockholders of InteliStaf who are parties thereto.

     7.6 Resolutions.
         ------------
RehabCare shall have received a true and complete copy, certified by an authorized officer of InteliStaf, of the resolutions duly and validly adopted by the Board of Directors of InteliStaf evidencing its authorization of the execution and delivery of this Agreement and each Related Document to which InteliStaf is a party and the consummation of the transactions contemplated hereby and thereby (including, without limitation the issuance of the InteliStaf Shares to be issued to RehabCare at the Closing).

     7.7 Incumbency Certificate.
         -----------------------
RehabCare shall have received a certificate of a duly authorized officer of InteliStaf certifying the names and signatures of the officers of InteliStaf authorized to sign this Agreement, the Related Documents to which it is a party and the other documents to be delivered hereunder.

     7.8 General.
         --------
The form and substance of all instruments and documents executed and delivered by InteliStaf in connection with the Closing shall be reasonably acceptable to RehabCare and its counsel.


                                   ARTICLE 8.
                   CONDITIONS TO THE OBLIGATIONS OF INTELISTAF

     The obligations of InteliStaf to consummate the transactions contemplated by this Agreement shall be are subject to the fulfillment at the Closing of the following conditions, any one or more of which may be waived by InteliStaf, to the extent permitted by law:

     8.1 Representations and Covenants.
         ------------------------------
(i) The representations and warranties of RehabCare, SMM and StarMed set forth in this Agreement shall be true and correct in all material respects as of the Closing with the same force and effect as if made as of the Closing (or, in the case of representations and warranties by RehabCare, SMM and StarMed which address matters only as of a particular date as of such date), (ii) RehabCare, SMM and StarMed shall have duly performed and complied with in all material respects all covenants, agreements and conditions to be performed or satisfied by InteliStaf on or prior to the Closing Date and (iii) InteliStaf shall have received a certificate executed by the chief financial officer of RehabCare as to the matters set forth in clauses (i) and (ii) above.

     8.2 Absence of Adverse Governmental Action.
         ---------------------------------------
No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation or order which is in effect and has the effect of making the transactions contemplated by this Agreement or any of the Ancillary Agreements illegal or otherwise prohibiting consummation of such transactions.

     8.3 Consents and Approvals.
         -----------------------
All waivers, licenses, agreements, permits, consents, approvals or authorizations of third parties or governmental agencies set forth on Section
8.3 of the Disclosure Schedule shall have been obtained and shall be in full force and effect and without conditions or limitations and InteliStaf shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of same.

     8.4 No Material Adverse Change.
         ---------------------------
Between the date hereof and the Closing Date,  there shall not have occurred any
material  adverse  change  in  the  assets,  liabilities,   business,  condition
(financial or otherwise), or results of operations of StarMed.

     8.5 Related Documents.
         ------------------
The Stockholders Agreement shall have been executed and delivered in the form attached as Annex A hereto by RehabCare and the Services Agreement shall have been executed and delivered in form and substance reasonably satisfactory to each of InteliStaf and RehabCare as provided in Section 6.14 hereof.

     8.6 Resolutions.
         ------------
InteliStaf shall have received a true and complete copy, certified by an authorized officer of RehabCare, SMM ,of the resolutions duly and validly adopted by the Boards of Directors of RehabCare, SMM and StarMed evidencing their authorization of the execution and delivery of this Agreement and each Related Document to which RehabCare or StarMed are a party and the consummation of the transactions contemplated hereby and thereby.

     8.7 Incumbency Certificate.
         -----------------------
InteliStaf shall have received a certificate of a duly authorized officer of RehabCare certifying the names and signatures of the officers of RehabCare, SMM and StarMed authorized to sign this Agreement, the Related Documents to which they are a party and the other documents to be delivered hereunder.

     8.8 FIRPTA Certificate.
         -------------------
RehabCare shall deliver, or cause to be delivered, to InteliStaf an executed affidavit, dated not more than thirty (30) days prior to the Closing Date, in accordance with Code Section 1445(b)(2) and Treasury Regulation section 1.1445-2(b), which statement certifies that the RehabCare is not a foreign person and sets forth RehabCare's name, taxpayer identification number and address;

     8.9 Resignation of Officers and Directors.
         --------------------------------------
Except as provided on Section 8.9 of the Disclosure Schedule, each member of the board of directors and each officer of StarMed shall have resigned as elected or appointed directors or officers of StarMed, effective as of the Closing Date.

     8.10 Transfer of Additional StarMed Assets.
          --------------------------------------
RehabCare shall have transferred (or shall have caused one or more of its Subsidiaries to transfer) to StarMed the Additional StarMed Assets as provided in Section 6.8 hereof and shall have provided written evidence thereof in form and substance reasonably satisfactory to InteliStaf and its counsel.

     8.11 Transfer of Excluded Assets.
          ----------------------------
StarMed shall have transferred and assigned the Excluded Assets to RehabCare or an Affiliate of RehabCare and RehabCare or an Affiliate of RehabCare shall have assumed the Excluded Liabilities, in each case as provided in Section 6.12 hereof and shall have provided written evidence thereof in form and substance reasonably satisfactory to InteliStaf and its counsel.

     8.12 Settlement of Intercompany Accounts.
          ------------------------------------
At or prior to the Closing, RehabCare and StarMed shall have settled the Intercompany Accounts as contemplated by Section 6.13 hereof so that as of the Closing the balance of such Intercompany Accounts shall be zero.

     8.13 Termination of Affiliate Agreements.
          ------------------------------------
Each of the Affiliate Agreements shall have been terminated. so that following the Closing StarMed shall have no further obligation thereunder.

     8.14 General.
          --------
The form and substance of all instruments and documents executed and delivered in connection with the Closing shall be reasonably acceptable to InteliStaf and its counsel.


                                   ARTICLE 9.
                            INDEMNIFICATION; SURVIVAL

     9.1 Expiration of Representations and Warranties.
         ---------------------------------------------
Except as otherwise provided in Section 9.2 or Article 10, the representations and warranties of the Parties contained in Articles 3, 4 and 5 of this Agreement, shall thereupon expire and be of no further force or effect. No Party shall have any liability to any other Party in respect of any such expired representations or warranties after the Closing.

     9.2 Indemnification by RehabCare.
         -----------------------------
RehabCare agrees to indemnify, defend and hold harmless InteliStaf and InteliStaf's directors, officers, employees, stockholders, partners, members, Affiliates, Subsidiaries, including StarMed, and assigns (each an "InteliStaf
Indemnified Party") from and against any and all Losses arising out of, resulting from or relating to (i) or the ownership, operation or use of the Excluded Assets by StarMed or any other Person whether before, on or after the Closing Date, (ii) the Excluded Liabilities, (iii) any violation by StarMed prior to the Closing Date of any applicable Laws, or the breach of any provision of any Contract to which StarMed is a party, governing the terms and conditions of employment, or qualifications or status of any StarMed Employees or any order or judgment of any Governmental Authority with respect thereto including, without limitation Laws or Contract provisions in respect of employment practices, employee documentation, professional licensure requirements, credentialing and the verification thereof, terms and conditions of employment and wages and hours, equal employment opportunity, nondiscrimination, immigration, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety, and health and plant closings, (iv) all liabilities and obligations of StarMed relating to actual or alleged professional negligence, or other actions or omissions which constitute professional misfeasance or malfeasance by any present or former officer, employee, contractor, agent or representative of StarMed resulting from actions or omissions prior to the Closing Date, whether or not insured and whether or not a reserve exists therefore on the StarMed Interim Financial Statements, (v) all liabilities or obligations related to workers' compensation claims asserted (whether before, on or after the Closing Date) with respect to any occupational illness or injury arising or occurring prior to the Closing Date by any present or former officer, employee, contractor, agent or representative of StarMed, whether or not insured and whether or not a reserve exists therefore on the StarMed Interim Financial Statements, (vi) all liabilities or obligations arising out of any claims asserted prior to the Closing Date under any health or welfare benefit plan operated by or for the benefit of the present or former officers, employees, contractors, agents or representatives of StarMed (whether insured by a third party insurance carrier or included within the deductible or self-retention amounts of such policies), (vii) any other liability to the extent arising prior to the Closing Date and insured under any CGL and EPLI insurance policy held by or for the benefit of RehabCare or its Subsidiaries (including all or any portion of such claim subject to deductibles and self-retention amounts) and (viii) any transaction bonuses, change-of-control payments or other amounts payable to any employee or contractor as a result of the consummation of the transactions contemplated hereby.

     9.3  Method  of Asserting  Claims,  Etc.
          -----------------------------------
All claims for indemnification by any InteliStaf Indemnified Party shall be asserted and resolved as follows:

(i) In the event that any claim or demand in respect of which any InteliStaf Indemnified Party would be entitled to indemnification hereunder is asserted against such InteliStaf Indemnified Party by a third party, such InteliStaf Indemnified Party shall with reasonable promptness notify RehabCare of such claim or demand, specifying the nature of and specific basis for such claim or demand and the amount or the estimated amount thereof to the extent then feasible, which estimate shall not be conclusive of the final amount of such claim and demand (the "Claim Notice"). The failure of any InteliStaf Indemnified Party to give timely notice hereunder shall not affect such InteliStaf Indemnified Party's rights to indemnification hereunder, except to the extent such delay or failure prejudices the RehabCare's ability to defend such claim or mitigate any Losses resulting therefrom. RehabCare shall have thirty (30) days from the personal delivery or mailing of the Claim Notice (the "Notice Period") to notify the InteliStaf Indemnified Party (i) whether or not it disputes entitlement of the InteliStaf Indemnified Party to indemnification hereunder with respect to such claim or demand, and (ii) whether or not it desires at no cost or expense to the InteliStaf Indemnified Party, to defend the InteliStaf Indemnified Party against such claim or demand; provided, however, that any InteliStaf Indemnified Party is hereby authorized prior to and during the Notice Period to file any motion, answer or other pleading which it shall deem necessary or appropriate to protect its interests or those of RehabCare and not materially prejudicial to RehabCare. In the event that RehabCare notifies the InteliStaf Indemnified Party within the Notice Period that it desires to defend the InteliStaf Indemnified Party against such claim or demand and except as hereinafter provided, RehabCare shall have the right to defend by all appropriate proceedings, which proceedings shall be promptly settled or prosecuted by it to a final conclusion. If the InteliStaf Indemnified Party desires to participate in, but not control, any such defense or settlement it may do so at its sole cost and expense. If requested by RehabCare, the InteliStaf Indemnified Party agrees to cooperate with RehabCare and its counsel in contesting any claim or demand which RehabCare elects to contest, or, if appropriate and related to the claim in question, in making any counterclaim against the person asserting the third cross complaint against any person. Such cooperation shall include the retention and the provision to RehabCare of records, documents and information that are considered relevant to any such claim or demand, and making employees available on a mutually convenient basis to provided additional information, explanation or testimony with respect thereto. No claim may be settled without the consent of RehabCare.

(ii) In the event any InteliStaf Indemnified Party should have an indemnification claim hereunder which does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the InteliStaf Indemnified Party shall send a Claim Notice with respect to such claim to RehabCare.

     9.4 Certain Indemnification Payments.
         ---------------------------------
The Parties agree that in the event that RehabCare is obligated to make any indemnification payment with respect to any Losses pursuant to this Article 9, RehabCare shall be entitled to effect such indemnification payment by paying to the InteliStaf Indemnified Party in question cash in the aggregate amount of the Losses for which such InteliStaf Indemnified Party is entitled to indemnification.

     9.5 Injunctive Relief.
         ------------------
In addition to any rights or remedies available by law, the Parties shall have the right to seek injunctive relief, declaratory relief or specific performance as remedies.

     9.6 Sole and Exclusive Remedy.
         --------------------------
Except in the  event of fraud  and  except  as  provided  in this  Article 9 and
Article 10, if the Closing occurs, the remedies for indemnification contained in this Article 9 shall be the exclusive remedies of the parties hereto with respect to any breach of any representation, warranty or covenant given or to be performed prior to the Closing Date and shall be deemed exclusive of any other remedy conferred by law or equity upon any party hereto. Except for fraud, no action for termination or rescission, or claiming repudiation of this Agreement may be brought or maintained by either party against any other party following the Closing Date.

     9.7 Waiver and Release by RehabCare.
         --------------------------------
From and after the Closing Date, neither RehabCare nor any of its Subsidiaries shall have any right of contribution or indemnification against InteliStaf, its Subsidiaries or StarMed and shall otherwise hold such Persons harmless for any amounts paid to InteliStaf as a result of any claim by InteliStaf for
Indemnification pursuant to this Article 9. Effective as of the Closing, RehabCare, on behalf of itself and each of its past, present and future Affiliates, beneficiaries and assigns ("Related Persons"), hereby releases and forever discharges StarMed and each of its past, present and future Affiliates, Subsidiaries, stockholders, members, successors and assigns, and their respective officers, directors and employees (each individually, a "Releasee" and collectively, "Releasees"), from any and all claims, demands, proceedings, causes of action, court orders, obligations, contracts, agreements (express or implied), debts and liabilities under or relating to the StarMed Shares, StarMed or its respective predecessors in interest whether known or unknown, suspected or unsuspected, both at law and in equity, which each Seller or any of its Related Persons now has, has ever had or hereafter has against the respective Releasees. Notwithstanding the foregoing, Seller does not release and this
Section 9.7 shall not be deemed to affect (i) any claim of RehabCare pursuant to this Agreement or the Related Documents and (ii) any claim in arising from the operation of the Business after the Closing Date.

     9.8 Indemnification by InteliStaf.
         ------------------------------
(i) After the Closing Date, when, as and if InteliStaf pays any amount to any Person with respect to liabilities insured under InteliStaf's professional liability, comprehensive general liability and EPLI insurance policies (including self-retention amounts and deductibles but excluding any amount to the extent payable by the insurer(s) under such policies) that relate to events that occurred or circumstances that arose prior to the Closing Date and the aggregate amount of all such amounts exceeds the aggregate amounts of the reserves established for such liabilities in InteliStaf's financial statements as of the Closing Date, InteliStaf shall pay to RehabCare an amount equal to one-third (1/3) of such excess amount

(ii) After the Closing Date, when, as and if InteliStaf pays any amount to any Person with respect to any liability arising out of, resulting from or relating to, any violation by InteliStaf prior to the Closing Date of any applicable Laws, or the breach of any provision of any Contract to which InteliStaf is a party, governing the terms and conditions of employment, or qualifications, or status, of any employees of InteliStaf or any order or judgment of any Governmental Authority with respect thereto including, without limitation Laws or Contract provisions in respect of employment practices, employee documentation, professional licensure requirements, credentialing and the verification thereof, terms and conditions of employment and wages and hours, equal employment opportunity, nondiscrimination, immigration, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety, and health and plant closings, then InteliStaf shall pay to RehabCare an amount equal to one-third (1/3) of such amount paid by InteliStaf with respect to such liability.

(iii)During the periods of time when any indemnity payments due to RehabCare pursuant to this Section 9.8 are prohibited under the terms of InteliStaf's senior secured credit agreement, as in effect as of the date hereof, such obligation shall accrue as provided herein, except that any actual payments by InteliStaf of the amounts thus owed shall be deferred until such a time when (i) such payments are not prohibited under the terms of InteliStaf's senior secured credit agreement, or (ii) the loan amount due thereunder is repaid in full.


                                  ARTICLE 10.
                                  TAX MATTERS

     10.1 Indemnity.
          ----------
RehabCare shall indemnify and hold harmless each InteliStaf Indemnified Party from any and all Losses arising out of or in connection with (i) any Taxes payable by StarMed and any Taxes arising out of or related to the Additional StarMed Assets and the operations thereof, in each case for all taxable periods ending on or prior to the Closing Date, and for the portion of all taxable periods beginning prior to the Closing Date and ending after the Closing Date for that portion of such taxable period up to and including the Closing Date (a "Pre-Closing Partial Period"); (ii) any breach of any representation or warranty in Section 4.13, or any covenant made by the Company in this Article 10 or in any of Sections 6.15, 6.16, 6.17 or 6.18 of this Agreement; (iii) Taxes of any person (as defined in Section 7701(a) of the Code) (other than StarMed) imposed on StarMed as a transferee or successor, by contract or otherwise; and Taxes of any member of an affiliated, consolidated, combined or unitary group of which StarMed (or any predecessor) is or was a member on or prior to the Closing Date, including but not limited to Section 1.1502-6 of the United States Treasury Regulations (or any similar or analogous provision of state, local, or foreign law or regulation), in each case taking into account the value of any income tax savings that would not have been realized by StarMed or InteliStaf but for such loss. Notwithstanding the foregoing, no payment to any InteliStaf Indemnified Party shall be required for Taxes to the extent reserves for such Taxes are established on the Closing Balance Sheet and reflected in the calculation of Closing Net Working Capital (other than any reserves for deferred Taxes established to reflect timing differences between book and Tax income). No new election or revocation of any election with respect to Taxes of StarMed for periods ending on or before the Closing Date or any Pre-Closing Partial Period shall be made after Closing by InteliStaf without the prior written consent of RehabCare, which consent shall not be unreasonably withheld, conditioned or delayed, if such election or revocation could reasonably be expected to adversely affect the liability of RehabCare under this Section 10.1.

     10.2 Payment of Tax Obligations.
          ---------------------------
InteliStaf  shall notify  RehabCare of any Tax obligation under Section 10.1 for
(x) any taxable period ending on or before the Closing Date and (y) any Pre-Closing Partial Period (determined in accordance with the principles of Section 10.6) at least seven (7) days before such obligation is due to be paid. RehabCare shall promptly (in no event later than the succeeding business day) wire funds to InteliStaf or its designee no later than two (2) days before such payments are due to be paid.

     10.3 Returns and Refunds.
          --------------------
RehabCare at its expense shall be responsible for the preparation of all Tax Returns of StarMed and Tax Returns relating to the Additional StarMed Assets and the operations thereof required to be filed after the Closing Date that relate to taxable periods ending on or before the Closing Date. RehabCare shall also be responsible for payment in full (net of any amounts reserved for Taxes on the Closing Balance Sheet to the extent reflected in the calculation of the Closing Net Working Capital (other than any reserves for deferred Taxes established to reflect timing differences between book and Tax income)) of all Taxes shown to be due thereon. InteliStaf shall cause to be prepared and timely filed all other Tax Returns of StarMed and Tax Returns relating to the Additional StarMed Assets and the operations thereof which are filed after the Closing Date with respect to periods that begin on or before and end after the Closing Date, using the accounting methods that were used in preparing the most recent prior tax returns and in a materially consistent manner with prior tax reporting, except in each case where InteliStaf reasonably determines in good faith that a different method or manner of reporting is required under applicable law. The expense of preparing any Tax Returns for all taxable years or periods ending on or before the Closing Date but which are due to be filed after the Closing Date shall be paid by RehabCare. RehabCare shall be entitled to any refunds of Taxes relating to taxable periods ending on or before the Closing Date and any Pre-Closing Partial Period (other than any refunds arising from carry-backs from periods ending after the Closing Date). InteliStaf and StarMed, upon the request of RehabCare, shall use reasonable commercial efforts to obtain any such Tax refunds which can be reasonably said to be available under applicable law and shall pay over to RehabCare the amount of any such Tax refunds promptly upon receipt. RehabCare shall reimburse InteliStaf and StarMed for all costs in connection with seeking or obtaining a Tax refund for the benefit of RehabCare pursuant this Section 10.3.

     10.4 Cooperation.
          ------------
InteliStaf and RehabCare shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of any Tax Returns of StarMed and relating to the Additional StarMed Assets and the operations thereof, the filing and prosecution of any Tax claims and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to
provide  additional   information  and  explanation  of  any  material  provided hereunder.

     10.5 Contests.
          ---------
InteliStaf agrees to give prompt notice to RehabCare of any proposed adjustment to Taxes payable by StarMed and adjustments to Taxes that arise out of or in connection with the Additional StarMed Assets or the operations thereof, in each case for periods ending on or prior to the Closing Date (other than income Taxes includable on a consolidated or combined Tax Return of RehabCare) or any Pre-Closing Partial Period. Rehab Care and InteliStaf shall give each other prompt notice of any proposed adjustments in income Taxes of StarMed or income Taxes arising out of the operations of the Acquired Divisional Assets, in each case includable on a consolidated or combined Tax Return of RehabCare. InteliStaf and RehabCare shall cooperate with each other in the conduct of any audit or other proceeding involving StarMed or the Additional StarMed Assets for such periods and each party may participate at its own expense. RehabCare shall have the right to control the conduct of any such audit or proceeding for which RehabCare agrees in writing that any resulting Tax allocable to any period prior to and including the Closing Date is covered by the indemnity set forth in
Section 10.1 of this Agreement, (such audit or proceeding, a "Sellers' Contest"), provided that: (i) RehabCare shall keep InteliStaf informed regarding the progress and substantive aspects of any Sellers' Contest and (ii) RehabCare shall not compromise or settle any Sellers' Contest if such compromise or settlement would have the effect of (x) increasing any Tax liability of StarMed or (y) otherwise materially and adversely affect any item or Tax attribute of StarMed, in each case for any taxable period ending after the Closing Date, without obtaining InteliStaf's consent, which consent shall not be unreasonably withheld. If RehabCare chooses to direct a Sellers' Contest, InteliStaf shall cause powers of attorney authorizing RehabCare's designee to represent StarMed before the relevant taxing authority and such other documents as are reasonably necessary for RehabCare to control the conduct of any Sellers' Contest, consistent with the terms of this Section 10.5.

     10.6 Allocation of Taxes.
          --------------------
For purposes of Sections 4.13 and this Article 10, in the case of Taxes that are payable with respect to a period that begins before the Closing Date and ends after the Closing Date, the portion of such Taxes payable for the period ending on the Closing Date shall be (a) in the case of any property or ad valorem Tax, the amount of such Tax for the entire period multiplied by a fraction, the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period and
(b) in the case of any other Tax, the amount which would be payable if the taxable year ended as of the end of the Closing Date.

     10.7 Termination of Tax Allocation Agreements.
          -----------------------------------------
Any tax allocation or sharing agreement or arrangement, whether or not written, that may have been entered into between RehabCare or any of its Affiliates, on the one hand, and StarMed, on the other hand, shall be terminated as of the Closing Date, any amounts due as of the Closing Date thereunder shall be settled at the Closing as an Intercompany Account in accordance with Section 6.13 and after the Closing Date neither InteliStaf, its Affiliates nor StarMed shall be bound thereby or have any liability thereunder.

     10.8 Indemnity Payments.
          -------------------
All indemnity payments under Article 9 and Article 10 shall be treated for income Tax purposes as adjustments to the Aggregate Share Consideration as adjusted pursuant to the terms of this Agreement

     10.9 Conflict Between Article 9 and Article 10; Successors.
          ------------------------------------------------------
In any conflict  between the  provisions  of Article 9 and this Article 10, this
Article 10 shall control. For purposes of this Article 10, any references to any of the Parties shall include successors.


                                  ARTICLE 11.
                        TERMINATION, AMENDMENT AND WAIVER

     11.1 Termination.
          ------------
This Agreement may be terminated at any time prior to the Closing:

(i)  by the mutual written consent of RehabCare and InteliStaf;

(ii) by either RehabCare or InteliStaf, if any Governmental Authority with jurisdiction over such matters shall have issued an Order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby, and such order, decree, ruling or other action shall have become final and unappealable; provided, however, that the provisions of this Section 11.1(ii) shall not be available to any party unless such party shall have used its commercially reasonable best efforts to oppose any such order or to have such order vacated or made inapplicable to the transactions contemplated by this Agreement;

(iii)at any time before the Closing, by notice given by RehabCare or InteliStaf in the event of a material breach of this Agreement by the non-terminating party if such non-terminating party fails to cure such breach within ten
     (10) Business Days following notification thereof by the terminating party; or

(iv) by either RehabCare or InteliStaf, if the Closing shall not have occurred prior to February 28, 2004; provided, however, that the right to terminate this Agreement under this Section 11.1(iv) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur prior to such date.

     11.2 Effect of Termination.
          ----------------------
In the event of termination of this Agreement as provided in Section 11.1, this Agreement shall forthwith become void and there shall be no liability on the part of any Party hereto except that nothing herein shall relieve any Party from liability for any breach of this Agreement prior to the date of termination.


                                  ARTICLE 12.
                                MISCELLANEOUS

     12.1 Notices.
          --------
All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery, when sent by telecopy, or five days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the following addresses:


                  If to InteliStaf, to:

                  InteliStaf Holdings, Inc.
                  18W140 Butterfield Road
                  Suite 600
                  Oakbrook Terrace, IL 60181
                  Attention:  Ralph J. Friedmann, III
                  Facsimile:  (630) 916-3901


                  with a copy (which shall not constitute actual or constructive notice) to:

                  TC Group, L.L.C.
                  520 Madison Avenue, 41st Floor
                  New York, NY 10022
                  Attention:  W. Robert Dahl
                  Telephone:  (212) 381-4900
                  Telecopier: (212) 381-4901

                  and:

                  Latham & Watkins LLP
                  555 11th Street, N.W.
                  Suite 1000
                  Washington, D.C.  20004
                  Attention:  David S. Dantzic
                  Telephone:  (202) 637-2200
                  Telecopier: (202) 637-2201

                  If to RehabCare and/or StarMed, to:

                  7733 Forsyth Boulevard
                  Suite 1700
                  St. Louis, MO 63105
                  Attention:  John H. Short, Ph.D.
                  Telephone:  (800) 677-1238
                  Telecopier: (800) 677-1202

                  with a copy (which shall not constitute actual or constructive notice) to:

                  Thompson Coburn LLP
                  One US Bank Plaza
                  St. Louis, MO 63101
                  Attention:  Robert M. LaRose, Esq.
                  Telephone:  (314) 552-6000
                  Telecopier: (314) 552-7000

     Any Party, by notice given in accordance with this Section 11.1 to the Parties, may designate another address or person for receipt of notices or copies thereof hereunder.

     12.2 Entire Agreement.
          -----------------
This Agreement (including the Annexes, Schedules, Related Documents and each other document or agreement executed concurrently herewith) contains the entire agreement among the Parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements, written or oral, with respect thereto.

     12.3 Waivers and Amendments; Non-Contractual Remedies; Preservation of
          -----------------------------------------------------------------
Remedies.
---------
This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the Parties or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. No waiver on the part of any Party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, shall preclude any further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise expressly stated herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

     12.4 Governing Law.
          --------------
This Agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of New York applicable to agreements made and to be performed entirely within such State (without giving effect to any conflict of laws principles of such state which might require application of the law of a different jurisdiction).

     12.5 Binding Effect; No Assignment.
          ------------------------------
Neither this Agreement, nor any right hereunder, may be assigned by any Party without the written consent of the other Parties. Any such assignment or attempted assignment in violation of the foregoing shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their permitted successors and assigns and legal representatives.

     12.6 Counterparts.
          -------------
This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties.

     12.7 Schedules and Annexes.
          ----------------------
The Schedules and Annexes are a part of this Agreement as if fully set forth herein, provided that the Related Documents are each self-contained agreements. All references herein to articles, sections, paragraphs, Schedules and Annexes shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a Party in the Schedules with reference to any section or schedule of this Agreement shall be deemed to be a disclosure with respect to all other sections or schedules to which such disclosure may apply, to the extent reasonably apparent that such disclosure is applicable to such other sections or schedules based solely on the content of such disclosure and without reference to any other facts or information (whether or not such facts or information are in the possession of the nondisclosing party). Certain information set forth in the Schedules is included solely for informational purposes and may not be required to be disclosed pursuant to this Agreement. The disclosure of any information shall not be deemed to constitute an acknowledgment that such information is required to be disclosed in connection with the representations and warranties made by a Party in this Agreement, nor shall such information be deemed to establish a standard of materiality.

     12.8 Headings.
          ---------
The headings in the Agreement are for reference only and shall not affect the interpretation of this Agreement.

     12.9 Publicity.
          ----------
All notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by the Parties, unless such notices or other publicity are mandated by law or applicable regulations in which event the Parties shall use commercially reasonable efforts to coordinate any disclosure required thereby.

     12.10 Severability.
           -------------
If any portion of this Agreement shall be deemed unenforceable by a court of competent jurisdiction, the remaining portions shall be valid and fully enforceable.

     12.11 Time of Essence.
           ----------------
Time is of the essence for each and every provision of this Agreement.

     12.12 Attorneys' Fees.
           ----------------
If any legal action, arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     12.13 Expenses.
           ---------
Except to the extent paid prior to the Closing Date or accrued on the Closing Balance Sheet and including in the calculation of Closing Net Working Capital, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants incurred in connection with this Agreement and the transactions contemplated hereby (the "Transaction Related Expenses") shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred. To the extent that any Transaction Related Expenses are incurred by the StarMed which are not paid prior to the Closing or accrued on the Closing Balance Sheet, such expenses shall be assumed by RehabCare at the Closing as an Excluded Liability or if paid by StarMed after the Closing reimbursed by RehabCare to StarMed.

     12.14 Third Party Beneficiaries.
           --------------------------
Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties to this Agreement any rights or remedies of any nature whatsoever under or by reason of this Agreement.

                                                                  EXECUTION COPY


            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.




                                    INTELISTAF HOLDINGS, INC.

                                    By: /s/ Ralph J. Friedmann, III
                                       ------------------------------------
                                        Name:  Ralph J. Friedmann, III
                                             ------------------------------
                                        Title: President & Chief Executive
                                              -----------------------------
                                                Officer
                                              -----------------------------


                                    REHABCARE GROUP, INC.

                                    By:  /s/ John H. Short, Ph.D.
                                       ------------------------------------
                                        Name:  John H. Short, Ph.D.
                                             ------------------------------
                                        Title: Chief Executive Officer
                                              -----------------------------



                                    STARMED HEALTH PERSONNEL, INC.

                                    By:  /s/ John H. Short, Ph.D.
                                       ------------------------------------
                                        Name:  John H. Short, Ph.D.
                                             ------------------------------
                                        Title: Chief Executive Officer
                                              -----------------------------



                                    STARMED MANAGEMENT, INC.

                                   By:  /s/ John H. Short, Ph.D.
                                       ------------------------------------
                                        Name:  John H. Short, Ph.D.
                                             ------------------------------
                                        Title: Chief Executive Officer
                                              -----------------------------